Putnam
Diversified
Income
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The past year provided little joy for investors in global fixed-income securities. Concerns over rising interest rates and renewed inflation cast a pall over virtually all the world's bond markets. Even the U.S. Treasury and core European government bonds that were doing so well a year ago as other fixed-income markets were faltering are feeling the heat now. About the only bright spots have been bonds of emerging markets, which as a group recovered smartly from the financial crisis that nearly did them in during the summer and fall of 1998.

The results of this general market malaise are reflected in the performance of Putnam Diversified Income Trust during the fiscal year that ended on September 30, 1999. In the following report, your fund's management team reviews performance and concludes that while more near-term volatility lies ahead, long-term prospects remain positive.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 17, 1999


Report from the Fund Managers

Jennifer E. Leichter
Jeffrey A. Kaufman
D. William Kohli
David L. Waldman

At home and overseas, it was tough going for most bond investments in the 12 months ended September 30, 1999. The accelerating pace of global economic growth combined with the unpredictable nature of investor sentiment created formidable challenges in most sectors of the fixed-income universe. Putnam Diversified Income Trust's performance for the 12 months ended September 30, 1999, reflects the unfavorable global investment climate.

Total return for 12 months ended 9/30/99

   Class A         Class B          Class C           Class M
 NAV     POP     NAV     CDSC     NAV     CDSC      NAV     POP
-------------------------------------------------------------------
 0.31%  -4.45%  -0.47%  -5.08%   -0.46%  -1.38%     0.09%  -3.17%
-------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


* BOND YIELDS RISE AS FED BOOSTS RATES

The Federal Reserve Board raised rates twice during this past summer -- by a quarter percentage point each time -- in preemptive strikes against inflation. Yields, which move in the opposite direction from prices, rose across the board as the period progressed. In the United States, the yield on the 30-year bellwether Treasury bond rose from below 5% at the fiscal year's outset to roughly 6.25% by September's end.

High-yield debt rebounded during the year only to retreat as the year drew to a close. Yields on investment-grade corporate bonds and mortgage- and asset-backed securities experienced similar movements. For the most part, European bond markets also remained depressed.

* HIGH-YIELD EMPHASIS MAINTAINED

As unnerving as the market's volatility has been this past year, we held steady on your fund's exposure to high-yield bonds, keeping them the portfolio's anchor weighting throughout the period. Among our reasons were the extremely attractive valuations currently available and the market's positive fundamental underpinnings -- relatively subdued inflation, healthy corporate profitability, and a robust U.S. economy.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS FOR CORPORATE BONDS AND NOTES]

TOP INDUSTRY SECTORS FOR CORPORATE BONDS AND NOTES*

Telecommunications        6.5%

Broadcasting              4.1%

Cable television          2.7%

Gaming                    2.2%

Telephone services        1.9%

Footnote reads:
*Based on net assets as of 9/30/99. Holdings will vary over time.


The year began with a difference in yield between high-yield bonds and Treasuries of nearly 7 percentage points. High-yield debt then rebounded only to retreat back to a spread of roughly 6 percentage points when the fiscal year ended. Inflation fears, Y2K-related liquidity concerns, the loss of momentum from flagging equity markets, and a rising default rate were to blame.

* TELECOM BONDS REMAIN KEY FOCUS IN HIGH-YIELD SECTOR

Telecommunications holdings were our main focus given the very positive operating results, high equity valuations, brisk merger and acquisition activity, and dynamic long-term growth potential of these industries. The various media subsectors, such as broadcasting and cable operators, were also fairly represented, although we have moved the portfolio's weighting in these areas to neutral against its benchmark because we believe the period of heavy consolidation is waning.

Many companies in these industries have issued or are in the process of issuing stock, prompting credit improvements and therefore higher bond prices. Fund holdings such as NTL, Covad Communications Group, and Rhythms NetConnections have brought equity into their capital structure, thereby helping to decrease credit risk and push the bonds' prices higher. For example, both Covad and Rhythms, high-speed digital communications services providers, successfully completed initial public offerings. Other high-yield issues that worked well for the fund include Global Crossing Holdings Ltd., Metromedia Fiber Network, NEXTEL, Charter Communications, Citadel, Chancellor Media (now AMFM, Inc.), and Network Plus (now Carrier International). While the securities discussed in this report were viewed favorably at the end of the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

* INDUSTRY SECTOR SHIFTS, EMERGING-MARKETS EMPHASIS PROVIDE MIXED RESULTS

As the period progressed, we selectively increased the fund's exposure to certain higher-quality cyclical issues in the paper, chemical, and energy sectors. Ocean Energy, R&B Falcon, and Lyondel are all new holdings that we believe offer attractive total return potential. Over the period, we sold energy-related securities that our research showed did not have the capital structure in place to sustain a period of low energy prices.


"[D]on't revamp your bond portfolio ahead of the year 2000 - just tweak it, experts say. That's because any problems and nervousness that arise will likely pass quickly. And 2000 could be a better year for bonds if the dollar firms and the U.S. economy slows somewhat, possibly as a result of this year's rising interest rates."

 -- "Mutual Funds Quarterly Review," The Wall Street Journal, 10/4/99


Stricter Medicare reimbursement formulas negatively affected the performance of several health-care issues, particularly long-term nursing care bonds such as Sun Healthcare and Mariner Post-Acute Network. Overbuilding of movieplexes has resulted in earnings disappointments for movie exhibition companies, including fund holding United Artists Theatre. As the fiscal year progressed, we moved out of the satellite communications sector. We believe the cost of constructing the necessary constellation to establish satellite telephony to be largely prohibitive to real profitability.

We bolstered the fund's exposure to emerging-markets securities, a strategy that contributed significantly to performance, since these markets rallied impressively. We emphasized bonds in Mexico and Brazil, believing they offer attractive yields relative to their medium-term sovereign creditworthiness. The fund also held positions in Bulgaria, one of eastern Europe's more solidly growing economies.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

HIGH-YIELD BONDS

Global Crossing Holdings Ltd.,
company guaranty 9 5/8s, 2008

Charter Communications Holdings LLC,
144A senior notes, 8 5/8s, 2009

Midland Funding II Corp.,
debentures, Series A, 11 3/4s, 2005

FOREIGN BONDS

Germany (Federal Republic of),
bonds, Series 132, 4 1/8s, 2004

United Kingdom,
Treasury bonds, 8s, 2000

Australia (Government of),
bonds, 8 3/4s, 2008

U.S. INVESTMENT-GRADE
SECURITIES

U.S. Treasury notes, 5 1/4s, 2004

U.S. Treasury notes, 5 1/2s, 2009

U.S. Treasury notes, 4 1/4s, 2003

Footnote reads:
These holdings represent 17.2% of the fund's net assets as of 9/30/99. Portfolio holdings will vary over time.


Sweden, Greece, the United Kingdom, Germany, and Canada were fairly represented in the portfolio and performed in line with most world markets.

The portfolio's minimal position in Japanese government bonds during the period limited performance, as these issues experienced a dramatic rebound in the period's second half. Although we slightly increased their representation within the portfolio near the period's end, we continue to underweight them, fearing a glut of supply will likely follow government spending initiatives.

Throughout the period, we used the fund's Treasury and government agency exposure to keep the portfolio's average duration relatively neutral given the uncertain interest-rate environment. (Duration is a measure of a fund's sensitivity to interest-rate changes.) We also rotated in and out of interest-only and principal-only commercial mortgage-backed securities (CMBSs) as market conditions and interest-rate movements dictated. In general, the CMBS holdings added relative value to the portfolio given strong economic activity and solid real estate fundamentals.


"The year's rapidly changing markets brought home once again the value of multisector bond investing."

 -- Jennifer Leichter, fund manager


* OUTLOOK: CURRENT VOLATILITY COULD HAVE SILVER LINING

Despite the real possibility of another rate increase by the Fed, which would likely cause further market turbulence and investor unease, we believe fiscal year 2000 holds promise for the fund. We believe the U.S. economy remains in good shape and the Fed's actions in 1999 should only serve to fortify the strength of U.S. corporate profitability. In the long run, we expect the liquidity concerns and uncertainty associated with Y2K to be veritable nonevents shortly after the beginning of the new year. We are confident that your fund's ability to invest across the fixed-income spectrum will allow us to minimize volatility and maximize the resulting opportunities.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/99, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds. Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations, economic instability, and political developments, which may be increased in emerging-markets securities. Although the U.S. government guarantees the timely payment of principal and interest on some of the underlying securities, the value of the fund shares is not guaranteed and will fluctuate.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Diversified Income Trust is designed for investors seeking current income consistent with capital preservation through U.S. government, high-yield, and international fixed-income securities.




TOTAL RETURN FOR PERIODS ENDED 9/30/99

                        Class A            Class B           Class C           Class M
(inception dates)      (10/3/88)          (3/1/93)          (2/1/99)          (12/1/94)
                     NAV       POP      NAV     CDSC      NAV     CDSC      NAV       POP
------------------------------------------------------------------------------------------
1 year               0.31%    -4.45%   -0.47%   -5.08%   -0.46%   -1.38%    0.09%   -3.17%
------------------------------------------------------------------------------------------
5 years             35.01     28.61    29.92    28.07    30.05    30.05    33.15    28.83
Annual average       6.19      5.16     5.37     5.07     5.40     5.40     5.89     5.20
------------------------------------------------------------------------------------------
10 years           120.33    109.85   104.10   104.10   104.58   104.58   114.30   107.32
Annual average       8.22      7.69     7.40     7.40     7.42     7.42     7.92     7.56
------------------------------------------------------------------------------------------
Life of fund       134.24    123.15   114.89   114.89   115.79   115.79   126.69   119.29
Annual average       8.05      7.58     7.21     7.21     7.25     7.25     7.73     7.41
------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/99

                                Salomon Bros.
                 Lehman Bros.     Non-U.S.    First Boston
                 Aggregate       World Govt.   High Yield     Consumer
                 Bond Index      Bond Index      Index      price index
-------------------------------------------------------------------------
1 year             -0.37%          1.53%          3.95%        2.75%
-------------------------------------------------------------------------
5 years            45.85          36.11          51.18        12.38
Annual average      7.84           6.36           8.62         2.36
-------------------------------------------------------------------------
10 years          117.97         137.21         171.90        34.32
Annual average      8.10           9.02          10.52         2.99
-------------------------------------------------------------------------
Life of fund
(since 10/3/88)   142.52         143.30         186.99        40.15
Annual average      8.39           8.42          10.06         3.12
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/89

                                     Lehman Brothers
                 Fund's class A       Aggregate Bond     Consumer price
Date              shares at POP           Index              index

9/30/89               9,525              10,000             10,000
9/30/90               9,715              10,756             10,616
9/30/91              11,796              12,477             10,976
9/30/92              13,905              14,042             11,304
9/30/93              15,691              15,443             11,608
9/30/94              15,543              14,945             11,952
9/30/95              17,392              17,047             12,256
9/30/96              19,192              17,882             12,624
9/30/97              21,277              19,619             12,896
9/30/98              20,921              21,877             13,072
9/30/99             $20,985             $21,797            $13,432

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $20,410 and $20,458, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $21,430 ($20,732 at public offering price).




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/99

                             Class A         Class B        Class C         Class M
--------------------------------------------------------------------------------------
Distributions (number)         12              12              8              12
--------------------------------------------------------------------------------------
Income                      $0.9214         $0.8349         $0.6004        $0.8966
--------------------------------------------------------------------------------------
Return of capital*           0.0056          0.0051          0.0036         0.0054
--------------------------------------------------------------------------------------
Capital gains                  --              --              --             --
--------------------------------------------------------------------------------------
  Total                     $0.9270         $0.8400         $0.6040        $0.9020
--------------------------------------------------------------------------------------
Share value:              NAV     POP         NAV             NAV        NAV     POP
--------------------------------------------------------------------------------------
9/30/98                  $11.66  $12.24     $11.61              --      $11.62  $12.01
--------------------------------------------------------------------------------------
2/1/99+                      --      --         --          $11.51          --      --
--------------------------------------------------------------------------------------
9/30/99                   10.77   11.31      10.72           10.75       10.73   11.09
--------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------
Current dividend rate1     9.03%   8.59%      8.28%           8.26%       8.84%   8.55%
--------------------------------------------------------------------------------------
Current 30-day SEC yield2  8.87    8.44       8.11            8.07        8.61    8.33
--------------------------------------------------------------------------------------

*See page 52.

+Inception of class C shares.

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or class C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Lehman Bros. Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended September 30, 1999

To the Trustees and Shareholders of
Putnam Diversified Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Diversified
Income Trust (the "fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 1999



The fund's portfolio
September 30, 1999

CORPORATE BONDS AND NOTES (47.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.6%)
--------------------------------------------------------------------------------------------------------------------------
        $ 7,275,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $    7,420,500
          9,715,000  Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                               9,617,850
          7,390,000  Lamar Media Corp. company guaranty 8 5/8s, 2007                                             7,279,150
                                                                                                            --------------
                                                                                                                24,317,500

Aerospace and Defense (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,900,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                               1,624,500
          2,900,000  Argo-Tech Corp. company guaranty Ser. D,
                       8 5/8s, 2007                                                                              2,479,500
          5,910,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                            5,200,800
          1,000,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                        995,000
          1,870,000  BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                              1,827,925
          4,620,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                          4,169,550
          2,700,000  Burke Industries, Inc. company guaranty 10s, 2007                                           1,890,000
            670,000  Derlan Industries Ltd. sr. notes 10s, 2007 (Canada)                                           649,900
          2,160,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                    2,073,600
          3,170,000  L-3 Communications Corp. sr. sub. notes Ser. B,
                       10 3/8s, 2007                                                                             3,276,988
          1,870,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                        1,781,175
          2,500,000  L-3 Communications Corp. company guaranty
                       Ser. B, 8s, 2008                                                                          2,306,250
            850,000  Sequa Corp. med. term notes 10s, 2001                                                         875,228
                                                                                                            --------------
                                                                                                                29,150,416

Agriculture (0.2%)
--------------------------------------------------------------------------------------------------------------------------
         11,609,574  Premium Standard Farms, Inc. sr. sec. notes
                       11s, 2003 (PIK)                                                                          10,622,760

Airlines (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,400,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                               3,140,750
          3,220,000  Canadian Airlines Corp. sr. notes 12 1/4s,
                       2006 (Canada)                                                                             1,899,800
          6,360,000  Canadian Airlines Corp. secd. notes 10s,
                       2005 (Canada)                                                                             5,088,000
          3,630,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                          3,012,900
          7,970,000  Trans World Airlines, Inc. sr. notes 11 3/8s, 2006                                          5,100,800
                                                                                                            --------------
                                                                                                                18,242,250

Apparel (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          9,530,000  Fruit of the Loom company guaranty 8 7/8s, 2006                                             3,430,800
          2,190,000  GFSI, Inc. sr. disc. notes stepped-coupon Ser. B,
                       zero % (11 3/8s, 9/15/04), 2009 (STP)                                                     1,204,500
          7,280,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                               7,352,800
          2,215,000  William Carter Holdings Co. sr. sub. notes
                       Ser. A, 12s, 2008                                                                         2,215,000
          1,000,000  William Carter Holdings Co. sr. sub. notes
                       Ser. A, 10 3/8s, 2006                                                                       960,000
                                                                                                            --------------
                                                                                                                15,163,100

Automotive Parts (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,030,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                       2,060,450
          1,837,000  Aftermarket Technology Corp. sr. sub. notes
                       Ser. D, 12s, 2004                                                                         1,864,555
          5,370,000  Dura Operating Corp. company guaranty
                       Ser. B, 9s, 2009                                                                          4,980,675
            800,000  Exide Corp. sr. notes 10s, 2005                                                               796,000
          6,700,000  Federal Mogul Corp. notes 7 1/2s, 2009                                                      6,047,621
            850,000  Federal Mogul Corp. notes 7 3/8s, 2006                                                        787,508
          1,670,000  Hayes Lemmerz International, Inc. company
                       guaranty Ser. B, 8 1/4s, 2008                                                             1,469,600
          4,450,000  Hayes Wheels International, Inc. 144A sr. sub. notes
                       9 1/8s, 2007                                                                              4,160,750
            980,000  Hayes Wheels International, Inc. company guaranty
                       Ser. B, 9 1/8s, 2007                                                                        968,975
            165,000  Lear Corp. sub. notes 9 1/2s, 2006                                                            168,300
          7,295,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                      7,003,200
          8,475,000  Navistar International Corp. sr. notes Ser. B, 8s, 2008                                     8,157,188
          4,600,000  Oxford Automotive, Inc. company guaranty
                       Ser. D, 10 1/8s, 2007                                                                     4,002,000
          2,780,000  Safety Components International, Inc. sr. sub. notes
                       Ser. B, 10 1/8s, 2007                                                                     1,779,200
          2,920,000  Transportation Manufacturing Operations Inc.
                       144A company guaranty 11 1/4s, 2009                                                       2,905,400
                                                                                                            --------------
                                                                                                                47,151,422

Banks (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          3,850,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2008                                        3,869,250
          6,425,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                        6,457,125
          5,165,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                4,132,000
          3,250,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                      3,233,328
          2,700,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                                      2,574,396
          2,495,000  North Fork Capital Trust I company guaranty 8.7s, 2026                                      2,445,374
          1,355,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                          880,750
          2,265,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                  2,129,100
          2,540,000  Peoples Heritage Capital Trust company guaranty
                       Ser. B, 9.06s, 2027                                                                       2,447,290
          2,400,000  Provident Capital Trust company guaranty 8.6s, 2026                                         2,274,120
DKK      19,709,000  Realkredit Danmark mortgage 7s, 2029 (Denmark)                                              2,741,692
     $    1,610,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                                 1,492,164
          2,260,000  Sovereign Capital Trust company guaranty 9s, 2027                                           2,162,707
          2,495,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                              2,398,568
                                                                                                            --------------
                                                                                                                39,237,864

Basic Industrial Products (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          7,360,000  Blount Inc. 144A sr. sub. notes 13s, 2009                                                   7,580,800
          3,000,000  Blount Inc. bank term loan FRN 9.375s, 9/1/06                                               2,992,500
          1,090,000  Koppers Industries, Inc. 144A company guaranty
                       9 7/8s, 2007                                                                                970,100
          4,250,000  Newcor, Inc. company guaranty Ser. B, 9 7/8s, 2008                                          3,060,000
          2,860,000  Paragon Corp. Holdings, Inc. company guaranty
                       Ser. B, 9 5/8s, 2008                                                                        972,400
          4,700,000  Roller Bearing Co. company guaranty Ser. B,
                       9 5/8s, 2007                                                                              4,183,000
                                                                                                            --------------
                                                                                                                19,758,800

Broadcasting (4.1%)
--------------------------------------------------------------------------------------------------------------------------
          6,735,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                            5,926,800
          2,925,000  Allbritton Communications Co. sr. sub. deb. Ser. B,
                       9 3/4s, 2007                                                                              2,910,375
          6,740,000  Allbritton Communications Co. sr. sub. notes Ser. B,
                       8 7/8s, 2008                                                                              6,436,700
         13,120,000  AMFM Inc. company guaranty 8s, 2008                                                        12,726,400
             50,635  Australis Media, Ltd. sr. disc. notes stepped-coupon
                       1 3/4s, (15 3/4s 5/15/00), 2003 (In default)
                       (Australia) (NON) (STP) (PIK)                                                                     5
            856,252  Australis Media, Ltd. sr. sec. disc. notes zero %, 2000
                       (in default) (Australia) (NON)                                                              131,863
         15,175,000  Benedek Communications Corp. sr. disc. notes stepped-
                       coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                             13,202,250
          6,860,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                       zero % (12 3/4s, 2/1/02), 2009 (STP)                                                      5,762,400
          8,055,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                            8,115,413
          9,899,812  Capstar Broadcasting bank term loan FRN 7.688s, 2005                                        9,924,561
          7,040,000  CD Radio Inc. sr. disc. notes stepped-coupon zero %,
                       (15s, 12/1/02), 2007 (STP)                                                                3,361,600
          1,665,000  Central European Media Enterprises Ltd. sr. notes
                       9 3/8s, 2004 (Bermuda)                                                                      666,000
          2,914,720  Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                                     2,994,875
          4,960,000  Citadel Broadcasting, Inc. company guaranty
                       9 1/4s, 2008                                                                              4,860,800
         13,667,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                       (11.2s, 11/15/00), 2007 (Bermuda) (STP)                                                  12,368,635
         16,180,000  Echostar DBS Corp. sr. notes 9 3/8s, 2009                                                  15,937,300
          5,585,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                           5,138,200
          6,160,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                             6,252,400
          1,610,000  Globo Communicacoes 144A sr. notes
                       10 5/8s, 2008 (Brazil)                                                                    1,179,325
          3,325,000  Globo Communicacoes 144A company guaranty
                       10 1/2s, 2006 (Brazil)                                                                    2,460,500
            175,000  Granite Broadcasting Corp. sr. sub. notes
                       10 3/8s, 2005                                                                               178,500
          7,940,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                      7,662,100
            125,000  Gray Communications Systems, Inc. sr. sub. notes
                       10 5/8s, 2006                                                                               129,375
         10,235,000  Grupo Televisa S.A. de C.V. sr. disc. notes stepped-
                       coupon zero % (13 1/4s, 5/15/01), 2008 (Mexico) (STP)                                     8,495,050
          5,410,000  Grupo Televisa S.A. de C.V. 144A sr. notes
                       11 7/8s, 2006 (Mexico)                                                                    5,599,350
          2,565,000  Jacor Communications, Inc. company guaranty
                       Ser. B, 8 3/4s, 2007                                                                      2,693,250
          4,250,000  Lenfest Communications, Inc. sr. sub. notes 8 1/4s, 2008                                    4,292,500
            920,000  Paxson Communications Corp. 144A sr. sub. notes
                       11 5/8s, 2002                                                                               952,200
          1,420,000  Pegasus Communications Corp. sr. notes Ser. B,
                       9 3/4s, 2006                                                                              1,363,200
          7,826,000  PHI Holdings, Inc. sr. sub. notes zero %, 2001                                              6,572,275
          3,635,000  Radio One Inc. company guaranty stepped-coupon
                       Ser. B, 7s, (12s, 5/15/00), 2004 (STP)                                                    3,762,225
          6,060,000  Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                    5,726,700
          2,050,000  Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                                  1,916,750
          2,285,000  Spanish Broadcasting Systems sr. notes Ser. B, 11s, 2004                                    2,536,350
          6,140,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                                     4,758,500
            970,000  TV Azteca S.A. de C.V. sr. notes Ser. A, 10 1/8s,
                       2004 (Mexico)                                                                               785,700
                                                                                                            --------------
                                                                                                               177,780,427

Building and Construction (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,040,000  American Architectural Products Corp. company
                       guaranty 11 3/4s, 2007                                                                      918,000
          2,000,000  American Standard, Inc. company guaranty
                       7 1/8s, 2006                                                                              2,055,900
          1,740,000  Atrium Companies Inc. company guaranty Ser. B,
                       10 1/2s, 2009                                                                             1,661,700
            155,000  Building Materials Corp. sr. notes Ser. B, 8 5/8s, 2006                                       148,025
          4,170,000  Building Materials Corp. company guaranty 8s, 2008                                          3,815,550
          2,080,000  Cia Latino Americana 144A company guaranty
                       11 5/8s, 2004 (Argentina)                                                                 1,310,400
            235,000  D.R. Horton Inc. company guaranty 10s, 2006                                                   239,113
         11,910,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                10,927,425
          2,410,000  Jackson Products, Inc. company guaranty Ser. B,
                       9 1/2s, 2005                                                                              2,229,250
          3,060,000  NCI Building Systems Inc. sr. sub. notes Ser. B,
                       9 1/4s, 2009                                                                              2,968,200
          7,864,623  Terex Corp. bank term loan FRN 8.375s, 2005                                                 7,825,300
          4,050,000  Toll Corp. company guaranty 8 1/8s, 2009                                                    3,837,375
                                                                                                            --------------
                                                                                                                37,936,238

Business Equipment and Services (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,650,000  Cex Holdings, Inc. company guaranty Ser. B, 9 5/8s, 2008                                    5,678,250
          1,225,000  Iron Mountain, Inc. med. term notes company
                       guaranty 10 1/8s, 2006                                                                    1,267,875
          5,870,000  Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                           5,517,800
         10,490,000  Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                             9,493,450
          1,505,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                                1,459,850
            989,130  Outsourcing Solutions bank term loan FRN 8.313s, 10/15/03                                     959,457
            250,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                               265,000
          9,300,000  U.S. Office Products Co. company guaranty 9 3/4s, 2008                                      4,743,000
                                                                                                            --------------
                                                                                                                29,384,682

Cable Television (2.7%)
--------------------------------------------------------------------------------------------------------------------------
            590,000  21st Century Telecom Group, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                                                271,400
            733,537  Adelphia Communications Corp. sr. notes 9 1/2s, 2004                                          737,205
          7,720,000  Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                                7,276,100
          2,990,000  Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                        2,687,263
          3,380,000  Century Communications Corp. sr. notes 8 7/8s, 2007                                         3,244,800
          4,370,000  Century Communications Corp. sr. notes 8 3/4s, 2007                                         4,184,275
          5,000,000  Charter Communications bank term loan Ser. B
                       FRN 7.89s, 2008                                                                           4,981,250
         22,310,000  Charter Communications Holdings LLC 144A
                       sr. notes 8 5/8s, 2009                                                                   20,748,300
          5,750,000  CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                              6,274,688
          1,323,000  CSC Holdings, Inc. deb. Ser. B, 8 1/8s, 2009                                                1,334,709
          1,650,000  CSC Holdings, Inc. deb. 7 7/8s, 2018                                                        1,580,205
          4,190,000  CSC Holdings, Inc. sr. notes 7 1/4s, 2008                                                   3,983,349
          7,560,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                    6,785,100
         15,065,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                   11,863,688
          6,570,000  Insight Midwest 144A sr. notes 9 3/4s, 2009                                                 6,627,488
          1,500,000  Jones Intercable, Inc. sr. notes 9 5/8s, 2002                                               1,593,750
          4,670,000  NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                    4,996,900
          3,925,000  NTL Inc. sr. notes, stepped-coupon Ser. B, zero %
                       (9 3/4s, 4/1/03), 2008 (United Kingdom) (STP)                                             2,590,500
          1,430,000  RCN Corp. sr. disc. notes stepped-coupon zero %
                       (11 1/8s, 10/15/02), 2007 (STP)                                                             922,350
          1,770,000  Rogers Cablesystems Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                               1,898,325
          4,170,000  Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                       (In default) (Argentina) (NON)                                                            1,959,900
          1,750,000  TeleWest Communications PLC 144A 11 1/4s, 2008
                       (United Kingdom)                                                                          1,946,875
          5,090,000  TeleWest Communications PLC 144A sr. disc. notes stepped-coupon zero %, (9 1/4s, 4/15/04) 2009
                       (United Kingdom) (STP)                                                                    3,117,625
         13,660,000  United Pan-Europe N.V. 144A stepped-coupon zero %
                       (12 1/2s, 8/1/04), 2009 (Netherlands) (STP)                                               7,649,600
          6,540,000  United Pan-Europe N.V. 144A sr. notes 10 7/8s,
                       2009 (Netherlands)                                                                        6,589,050
                                                                                                            --------------
                                                                                                               115,844,695

Cellular Communications (2.0%)
--------------------------------------------------------------------------------------------------------------------------
         11,140,000  Celcaribe S.A. sr. notes stepped-coupon zero %
                       (13 1/2s, 12/3/99), 2004 (Colombia) (STP)                                                 8,187,900
          4,645,000  Cellco Finance Corp. NV 144A sr. sub. notes
                       15s, 2005 (Netherlands)                                                                   4,888,863
          3,815,000  Conecel Holdings 144A notes Ser. A, 14s, 2000 (In default) (NON)                              381,500
          6,500,000  Dial Call Communications, Inc. sr. disc. notes
                       Ser. B, 10 1/4s, 2005                                                                     6,548,750
          9,325,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                                         9,837,875
         14,200,000  McCaw International Ltd sr. disc. notes stepped-coupon
                       zero % (13s, 4/15/02), 2007 (STP)                                                         8,520,000
         22,350,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                       (Luxembourg) (STP)                                                                       15,980,250
          3,370,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                                              1,693,425
          9,180,000  NEXTEL Communications, Inc. sr. notes 12s, 2008                                            10,189,800
          8,030,000  NEXTEL Communications Corp. sr. disc. notes 10 1/8s, 2004                                   8,050,075
          4,280,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9.95s, 2/15/03), 2008 (STP)                                        2,985,300
          2,610,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (9 3/4s, 10/31/02), 2007 (STP)                                              1,846,575
          5,640,000  Price Communications Wireless, Inc. 144A sr. notes
                       9 1/8s, 2006                                                                              5,752,800
                                                                                                            --------------
                                                                                                                84,863,113

Chemicals (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,540,000  Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                                  4,199,500
          1,250,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                             1,168,750
          4,690,000  Huntsman Corp. 144A sr. sub. notes FRN 9.031s, 2007                                         4,174,100
            500,000  Huntsman ICI Chemicals Inc. sr. sub. notes 10 1/8s, 2009                                      520,650
         11,850,000  Huntsman ICI Chemicals Inc. 144A sr. sub. notes
                       10 1/8s, 2009                                                                            11,553,750
          7,000,000  ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                           6,982,500
          8,800,000  Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                                  8,712,000
         13,220,000  Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                      13,153,900
          2,175,000  PCI Chemicals & Pharmaceuticals company guaranty
                       9 1/4s, 2007 (India)                                                                      1,631,250
          2,590,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                    1,994,300
          5,571,737  Polytama International notes 11 1/4s, 2007 (Indonesia)                                      1,002,913
          5,140,000  Royster-Clark Inc. 144A 1st mtge 10 1/4s, 2009                                              4,677,400
          5,090,000  Scotts Co. 144A sr. sub. notes 8 5/8s, 2009                                                 4,860,950
          4,450,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                       zero % (13 1/2s, 8/15/01), 2008 (STP)                                                       890,000
          3,300,000  Sterling Chemicals Inc. 144A sec. notes 12 3/8s, 2006                                       3,102,000
          4,790,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                               2,682,400
                                                                                                            --------------
                                                                                                                71,306,363

Computer Services and Software (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,345,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                            1,358,450
          9,490,000  IPC Information Systems Inc. sr. disc. notes zero %
                       (10 7/8s, 5/1/01), 2008 (STP)                                                             7,022,600
          5,780,000  PSINet, Inc. sr. notes 11 1/2s, 2008                                                        5,837,800
          6,570,000  PSINet, Inc. 144A sr. notes 11s, 2009                                                       6,438,600
          1,000,000  PSINet, Inc. 144A sr. notes 11s, 2009                                                       1,046,640
          2,760,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                    2,639,250
          5,660,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                         5,476,050
          2,790,000  Verio Inc. sr. notes 11 1/4s, 2008                                                          2,845,800
          2,020,000  Verio Inc. sr. notes 10 3/8s, 2005                                                          2,004,850
                                                                                                            --------------
                                                                                                                34,670,040

Conglomerates (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          6,870,000  Axia, Inc. company guaranty 10 3/4s, 2008                                                   6,354,750
          7,420,000  Cathay International Ltd. 144A sr. notes 13s, 2008 (China)                                  3,561,600
          6,300,000  GS Superhighway Holdings sr. notes 10 1/4s, 2007 (China)                                    3,276,000
          1,870,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004 (China)                                       935,000
                                                                                                            --------------
                                                                                                                14,127,350

Consumer Durable Goods (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,460,000  Albecca Inc. company guaranty 10 3/4s, 2008                                                 3,423,050
            660,000  Hedstrom Holdings, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (12s, 6/1/02), 2009 (STP)                                             244,200
          1,440,000  Iron Age Corp. company guaranty 9 7/8s, 2008                                                1,108,800
          1,750,000  Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                      1,697,500
                                                                                                            --------------
                                                                                                                 6,473,550

Consumer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          7,156,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                              7,567,470
          2,190,000  Protection One, Inc. sr. disc. notes 13 5/8s, 2005                                          1,992,900
                                                                                                            --------------
                                                                                                                 9,560,370

Cosmetics (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,800,000  French Fragrances, Inc. company guaranty Ser. D,
                       10 3/8s, 2007                                                                             1,620,000
          1,225,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                     1,214,281
          2,900,000  Revlon Consumer Products sr. notes 9s, 2006                                                 2,624,500
          9,455,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                        7,705,825
            960,000  Revlon Consumer Products sr. notes 8 1/8s, 2006                                               856,800
                                                                                                            --------------
                                                                                                                14,021,406

Electric Utilities (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          7,625,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                                    4,651,250
          2,030,000  Applied Power Inc. sr. sub. notes 8 3/4s, 2009                                              1,898,050
            150,000  Calpine Corp. sr. notes 10 1/2s, 2006                                                         157,500
          1,900,000  Calpine Corp. sr. notes 9 1/4s, 2004                                                        1,919,000
          7,165,000  Calpine Corp. sr. notes 8 3/4s, 2007                                                        7,194,806
          5,400,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                        5,130,000
          6,310,000  Cleveland Electric Illuminating Co. 1st mtge 6.86s, 2008                                    5,954,495
          2,385,000  Connecticut Light & Power Co. 1st mtge. Ser. A, 7 7/8s, 2001                                2,415,266
          3,080,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                           3,316,975
          2,985,000  Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                         3,602,000
         16,170,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                        17,872,539
          2,162,440  Niagara Mohawk Power Corp. sr. notes Ser. F, 7 5/8s, 2005                                   2,175,890
          2,124,635  Niagara Mohawk Power Corp. sr. notes Ser. E, 7 3/8s, 2003                                   2,135,194
          2,313,201  Northeast Utilities System notes Ser. A, 8.58s, 2006                                        2,344,753
          2,460,205  Northeast Utilities System notes Ser. B, 8.38s, 2005                                        2,445,075
          9,535,000  Panda Global Energy Co. company guaranty
                       12 1/2s, 2004 (China)                                                                     5,434,950
          7,170,000  York Power Funding 144A notes 12s, 2007
                       (Cayman Islands)                                                                          7,170,000
                                                                                                            --------------
                                                                                                                75,817,743

Electronics (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          3,145,000  Celestica International Ltd. 144A sr. sub. notes
                       10 1/2s, 2006 (Canada)                                                                    3,302,250
          2,760,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                           2,608,200
          8,655,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                          8,525,175
            845,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                           557,700
            700,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                   714,000
          7,360,000  Telecommunications Techniques, Inc. company guaranty
                       9 3/4s, 2008                                                                              6,992,000
          7,120,000  Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                             6,141,000
          2,940,000  Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                                 2,535,750
          4,920,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                4,132,800
                                                                                                            --------------
                                                                                                                35,508,875

Entertainment (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          7,320,000  Premier Parks, Inc.144A sr. disc. notes stepped-coupon
                       zero %, (10s, 4/1/03), 2008 (STP)                                                         4,611,600
          5,675,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                  5,334,500
          3,940,000  SFX Entertainment Inc. company guaranty 9 1/8s, 2008                                        3,624,800
          5,270,000  SFX Entertainment, Inc. 144A company guaranty
                       Ser. B, 9 1/8s, 2008                                                                      4,980,150
          5,000,000  SFX Entertainment bank term loan Ser. B FRN 9s, 2006                                        4,968,750
                                                                                                            --------------
                                                                                                                23,519,800

Environmental Control (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          9,020,000  Allied Waste Industries, Inc. 144A sr. sub. notes 10s, 2009                                 8,411,150
          4,700,000  Allied Waste Industries, Inc. bank term loan Ser. C.
                       FRN 8.438s, 6/30/07                                                                       4,780,652
          3,830,000  Allied Waste Industries, Inc. bank term loan Ser. B FRN
                       8.188s, 6/30/06                                                                           3,849,380
         12,650,000  Allied Waste Industries, Inc. company guaranty Ser. B,
                       7 7/8s, 2009                                                                             11,147,813
          1,860,000  Waste Management, Inc. sr. notes 7 1/8s, 2007                                               1,657,725
            225,000  Waste Management, Inc. 144A sr. notes 6 7/8s, 2009                                            194,344
                                                                                                            --------------
                                                                                                                30,041,064

Financial Services (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          6,520,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                4,368,400
          9,995,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                              9,317,839
          2,525,000  Advanta Corp. med. term notes Ser. D, 6.98s, 2002                                           2,293,129
          3,570,000  AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004                                           2,195,550
            937,000  AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                          590,310
          1,425,000  Colonial Capital II 144A company guaranty 8.92s, 2027                                       1,308,895
          2,135,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                   736,575
          7,380,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                 2,509,200
          5,880,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                 1,411,200
            250,000  GS Escrow Corp. sr. notes 7 1/8s, 2005                                                        233,278
          5,405,000  Imperial Credit Capital Trust I 144A company guaranty
                       10 1/4s, 2002                                                                             4,324,000
          4,455,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                     3,558,431
          2,490,000  Investors Capital Trust I company guaranty Ser. B, 9.77s, 2027                              2,412,188
          2,800,000  Local Financial Corp. sr. notes 11s, 2004                                                   2,912,000
          2,665,000  Nationwide Credit Inc. sr. notes Ser. A, 10 1/4s, 2008                                      1,625,650
          4,055,000  Resource America Inc. 144A sr. notes 12s, 2004                                              3,446,750
          2,900,000  Superior Financial 144A sr. notes 8.65s, 2003                                               2,785,813
                                                                                                            --------------
                                                                                                                46,029,208

Food and Beverages (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Ameriserve Food Distribution Inc. 144A sec. notes 12s, 2006                                 2,443,750
          7,640,000  Ameriserve Food Co. company guaranty
                       10 1/8s, 2007                                                                             4,966,000
            135,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                        136,013
          5,960,000  Aurora Foods, Inc. 144A ser. sub. notes Ser. D, 9 7/8s, 2007                                6,004,700
          5,590,000  Doane Pet Care Co. sr. sub. notes 9 3/4s, 2007                                              5,478,200
          2,809,722  Imperial Holly bank term loan Ser. A FRN 7.828s, 2003                                       2,774,601
          6,900,000  RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                        4,347,000
          7,680,000  Triarc Consumer Products, Inc. 144A sr. sub. notes
                       10 3/4s, 2009                                                                             7,430,400
          6,160,000  Vlassic Foods Intl. Inc. 144A sr. sub. notes 10 1/4s, 2009                                  5,544,000
                                                                                                            --------------
                                                                                                                39,124,664

Gaming (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,940,000  Argosy Gaming Co. company guaranty 10 3/4s, 2009                                            5,063,500
          4,785,000  Autotote Corp. company guaranty Ser. B, 10 7/8s, 2004                                       4,868,738
          8,390,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                               8,138,300
          2,544,000  Circus Circus Enterprises, Inc. sr. notes 6.45s, 2006                                       2,252,076
          7,804,200  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003 (PIK)                               7,413,990
          6,040,000  Fitzgeralds Gaming Corp. company guaranty Ser. B,
                       12 1/4s, 2004 (In default) (NON)                                                          3,246,500
          2,230,000  Harrahs Entertainment, Inc. company guaranty 7 1/2s, 2009                                   2,096,958
          9,260,000  Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                       9,329,450
          4,000,000  Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                                  3,840,000
          5,730,000  Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                                     5,414,850
          9,920,000  International Game Technology sr. notes 7 7/8s, 2004                                        9,473,600
          2,085,000  Isle of Capri Black Hawk LLC 144A 1st mortgage
                       Ser. B, 13s, 2004                                                                         2,262,225
          5,230,000  Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                         5,073,100
          3,790,000  Park Place Entertainment sr. sub. notes 7 7/8s, 2005                                        3,572,075
          2,550,000  PRT Funding Corp. sr. notes 11 5/8s, 2004 (In default) (NON)                                1,141,125
          2,250,000  Sun International Hotels Ltd. company guaranty 9s, 2007                                     2,092,500
          2,400,000  Sun International Hotels Ltd. sr. sub. notes 8 5/8s, 2007                                   2,172,000
            775,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                            658,750
         10,820,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                         10,956,116
          3,840,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                                      3,801,600
                                                                                                            --------------
                                                                                                                92,867,453

Health Care (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,030,000  Columbia/HCA Healthcare Corp. med. term notes
                       8.85s, 2007                                                                               4,879,100
          1,750,000  Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                              1,548,750
          1,850,000  Columbia/HCA Healthcare Corp. med. term notes notes
                       7.69s, 2025                                                                               1,470,750
            820,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                              717,631
          1,950,000  Columbia/HCA Healthcare Corp. med. term notes 6.63s, 2045                                   1,857,707
          2,930,000  Conmed Corp. company guaranty 9s, 2008                                                      2,695,600
          4,690,000  Extendicare Health Services, Inc. company guaranty
                       9.35s, 2007                                                                               2,814,000
            750,000  Fresenius Medical Capital Trust II company guaranty
                       7 3/8s, 2008 (Germany)                                                                      415,688
          4,680,000  Integrated Health Services, Inc. sr. sub. notes Ser. A,
                       9 1/2s, 2007                                                                                748,800
          2,940,000  Integrated Health Services, Inc. sr. sub. notes Ser. A,
                       9 1/4s, 2008                                                                                499,800
          2,840,000  Lifepoint Hospital Holdings 144A sr. sub. notes 10 3/4s, 2009                               2,832,900
          4,606,163  Magellan Health bank term loan FRN 8s, 2004                                                 4,375,855
          2,410,000  Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                       stepped-coupon , zero % (10 1/2s, 11/1/02), 2007 (STP)                                      120,500
         11,280,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       Ser. B, 9 1/2s, 2007                                                                        676,800
          3,180,000  MedPartners, Inc. sr. sub. notes 6 7/8s, 2000                                               3,036,900
         12,585,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                4,782,300
          7,105,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                              4,831,400
          4,975,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007 (In default) (NON)                                                             497,500
          5,820,000  Sun Healthcare Group, Inc. 144A sr. sub. notes
                       9 3/8s, 2008 (In default) (NON)                                                             582,000
          2,560,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                          2,432,000
          1,188,000  Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                               1,164,240
          5,150,000  Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                       4,712,250
            462,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                                     438,900
          3,850,000  Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                       3,503,500
          3,530,000  Triad Hospitals Holdings 144A sr. sub. notes 11s, 2009                                      3,512,350
                                                                                                            --------------
                                                                                                                55,147,221

Lodging (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,320,000  Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                         3,758,400
          1,615,000  HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                          1,493,875
          2,960,000  HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                                  2,641,800
          8,400,000  Host Marriott L.P. sr. notes Ser. E, 8 3/8s, 2006                                           7,896,000
         11,300,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                                  11,582,500
          9,526,000  ITT Corp. notes 6 3/4s, 2005                                                                8,575,305
          3,855,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                             3,700,800
                                                                                                            --------------
                                                                                                                39,648,680

Medical Supplies and Devices (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,395,000  ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                                  4,076,363
          4,160,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                               4,316,000
          2,155,000  Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                                1,551,600
          3,650,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                          2,847,000
          4,350,000  Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03), 2009 (STP)                            1,087,500
          3,800,000  Mediq, Inc. company guaranty 11s, 2008                                                      2,470,000
                                                                                                            --------------
                                                                                                                16,348,463

Metals and Mining (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,535,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007 (In default) (NON)                    1,307,950
          9,320,000  Better Minerals & Aggregates Co. 144A sr. sub. notes 13s, 2009                              9,354,950
          2,705,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                        1,595,950
          8,130,000  Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                      6,097,500
          3,630,000  Neenah Corp. company guaranty Ser. F, 11 1/8s, 2007                                         3,339,600
                                                                                                            --------------
                                                                                                                21,695,950

Motion Picture Distribution (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,450,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                         1,189,000
          4,560,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                         3,807,600
            475,000  Cinemark USA, Inc. sr. sub. notes Ser. D, 9 5/8s, 2008                                        408,500
          1,535,000  Cinemark USA, Inc. sr. sub. notes 9 5/8s, 2008                                              1,297,075
          1,970,000  Cinemark USA, Inc. sr. sub. notes 8 1/2s, 2008                                              1,536,600
         15,328,000  Diva Systems Corp. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (12 5/8s, 3/1/03), 2008 (STP)                                              4,598,400
          4,610,000  Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005                                           2,028,400
          4,892,101  United Artist bank term loan Ser. C FRN, 10.5s, 2007                                        3,889,220
          6,790,000  United Artists Theatre sr. sub. notes 9 3/4s, 2008                                          1,358,000
                                                                                                            --------------
                                                                                                                20,112,795

Oil and Gas (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                2,537,500
            625,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                   381,250
          4,120,000  Coda Energy, Inc. company guaranty Ser. B, 10 1/2s, 2006                                    4,233,300
          1,850,000  CMS Energy Corp. pass through certificates 7s, 2005                                         1,763,846
         12,490,000  CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                            12,002,890
          1,210,000  Gulf Canada Resources Ltd. sr. sub. notes
                       9 5/8s, 2005 (Canada)                                                                     1,246,300
          3,550,000  Gulf Canada Resources, Ltd. sr. notes 8 3/8s, 2005 (Canada)                                 3,487,485
          2,800,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006 (Canada)                                  2,794,148
          2,050,000  Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                                  2,101,250
          3,800,000  Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                    3,781,000
          5,880,000  Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                    5,674,200
          6,830,000  Petro Geo-Services notes 7 1/2s, 2007 (Norway)                                              6,745,171
          2,710,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                     1,341,450
         12,520,000  RBF Finance Co. company guaranty 11s, 2006                                                 12,926,900
          2,865,000  Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                        1,146,000
          8,100,000  Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                               8,241,750
                                                                                                            --------------
                                                                                                                70,404,440

Packaging and Containers (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,365,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                            1,276,275
          2,250,000  Ball Corp. company guaranty 8 1/4s, 2008                                                    2,182,500
            960,000  Ball Corp. company guaranty 7 3/4s, 2006                                                      931,200
          2,000,000  BSN Financing Co. 144A company guaranty 10 1/4s, 2009                                       2,168,040
          3,800,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                           3,040,000
          4,000,000  Kappa Beheer BV. 144A 10 5/8s, 2009 (Netherlands)                                           4,314,720
          2,740,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                   2,665,499
          5,110,000  Owens-Illinois, Inc. sr. notes 7.35s, 2008                                                  4,802,531
          8,440,000  Owens-Illinois, Inc. sr. notes 7.15s, 2005                                                  7,959,764
          6,870,000  Packaging Corp. 144A sr. sub. notes 9 5/8s, 2009                                            6,938,700
          5,733,471  Packaging Corp. bank term loan FRN 8.625s, 2007                                             5,733,471
          1,400,000  Radnor Holdings Inc. sr. notes 10s, 2003                                                    1,428,000
         11,680,000  Riverwood International Corp. company guaranty
                       10 7/8s, 2008                                                                            11,008,400
          2,185,000  Riverwood International Corp. company guaranty
                       10 1/4s, 2006                                                                             2,141,300
                                                                                                            --------------
                                                                                                                56,590,400

Paper and Forest Products (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,389,941  Alabama River Newsprint bank term loan FRN 7.375s, 2002                                     3,599,751
          3,750,000  APP Finance II Mauritius Ltd. bonds stepped-coupon
                       12s, (16s, 2/15/04), 2049 (Indonesia) (STP)                                               2,175,000
          3,290,000  Huntsman Packaging Corp. company guaranty 9 1/8s, 2007                                      3,076,150
          5,280,000  Impac Group Inc. company guaranty Ser. B, 10 1/8s, 2008                                     4,699,200
          4,095,000  Indah Kiat Financial Mauritius Ltd. company guaranty
                       10s, 2007 (Indonesia)                                                                     2,293,200
          5,680,000  Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                          5,765,200
          5,600,000  Pindo Deli Finance Mauritius Ltd. company guaranty
                       10 3/4s, 2007 (Indonesia)                                                                 3,136,000
          7,645,000  PT Pabrik Kertas Tjiwi Kimia company guaranty
                       10s, 2004 (Indonesia)                                                                     4,357,650
          8,695,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                        7,586,388
          2,740,000  Republic Group, Inc. sr. sub. notes 9 1/2s, 2008                                            2,534,500
                                                                                                            --------------
                                                                                                                39,223,039

Pharmaceuticals (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,020,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                       3,989,850
          7,370,000  ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                       6,725,125
                                                                                                            --------------
                                                                                                                10,714,975

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
          1,550,000  PX Escrow Corp. sr. disc. notes stepped-coupon zero %
                       (9 5/8s, 2/1/02), 2006 (STP)                                                                775,000

Publishing (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          7,505,000  Affinity Group Holdings sr. notes 11s, 2007                                                 6,942,125
          3,120,000  American Media Operation, Inc. sr. sub. notes 10 1/4s, 2009                                 3,018,600
          5,560,000  Garden State Newspapers sr. sub. notes 8 5/8s, 2011                                         5,004,000
          5,270,000  Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                           4,980,150
            400,000  Hollinger International Publishing, Inc. company
                       guaranty 9 1/4s, 2007                                                                       396,000
          4,520,000  Perry-Judd company guaranty 10 5/8s, 2007                                                   4,113,200
          1,039,188  Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                                     945,661
          2,625,000  Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                                   2,572,500
                                                                                                            --------------
                                                                                                                27,972,236

Railroads (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,615,000  MRS Logistica, S.A. bonds Ser. B, 10 5/8s, 2005 (Brazil)                                    1,114,350
          7,900,000  TFM S.A. de C.V. company guaranty stepped-coupon
                       zero %, (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                           4,424,000
          2,340,000  TFM S.A. de C.V. company guaranty 10 1/4s, 2007 (Mexico)                                    2,053,350
                                                                                                            --------------
                                                                                                                 7,591,700

Restaurants (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,465,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                         2,144,550
          4,000,000  Sbarro Inc. 144A sr. notes 11s, 2009                                                        3,950,000
                                                                                                            --------------
                                                                                                                 6,094,550

Retail (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,280,000  Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                                 2,870,000
          6,030,000  Interact Systems, Inc. 144A sr. discount notes 14s, 2003                                      964,800
          4,600,000  K mart Corp. pass-thru certificates Ser. 95K4, 9.35s, 2020                                  4,439,000
          3,945,000  Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                                                  3,570,225
          3,350,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                  3,350,000
          7,115,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                  5,958,813
          6,965,000  North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                               6,581,925
          2,750,000  SRI Receivables Purchase 144A notes 12 1/2s, 2000                                           2,612,500
                                                                                                            --------------
                                                                                                                30,347,263

Satellite Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,530,000  Golden Sky Systems company guaranty Ser. B, 12 3/8s, 2006                                   5,889,450
          2,915,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes
                       10 1/8s, 2004 (Mexico)                                                                    2,244,550
          4,430,000  Satelites Mexicanos S.A. de C.V. 144A company
                       guaranty FRB 9 3/8s, 2004 (Mexico)                                                        4,144,855
                                                                                                            --------------
                                                                                                                12,278,855

Semiconductors (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,400,000  Amkor Technologies, Inc. 144A sr. sub. notes 10 1/2s, 2009                                  2,310,000
          6,300,000  Amkor Technologies, Inc. 144A sr. notes 9 1/4s, 2006                                        6,205,500
          9,090,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                                  8,908,200
          4,185,000  Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                           3,818,813
                                                                                                            --------------
                                                                                                                21,242,513

Shipping (--%)
--------------------------------------------------------------------------------------------------------------------------
          1,530,000  International Shipholding Corp. sr. notes 7 3/4s, 2007                                      1,407,600
          1,000,000  Pegasus Shipping 144A 11 7/8s, 2004                                                           360,000
                                                                                                            --------------
                                                                                                                 1,767,600

Specialty Consumer Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,690,000  Decora Industries, Inc. sr. sec. notes Ser. B, 11s, 2005                                    4,174,100

Steel (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          9,440,000  AK Steel Corp. company guaranty 7 7/8s, 2009                                                8,684,800
          4,920,000  Ameristeel Corp. company guaranty Ser. B, 8 3/4s, 2008                                      4,821,600
          5,910,000  California Steel Industries 144A sr. notes 8 1/2s, 2009                                     5,614,500
          7,285,000  National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                         7,230,363
          5,791,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                                   5,747,568
          2,490,000  WHX Corp. sr. notes 10 1/2s, 2005                                                           2,353,050
                                                                                                            --------------
                                                                                                                34,451,881

Telecommunications (6.5%)
--------------------------------------------------------------------------------------------------------------------------
          8,670,000  Alaska Communications Systems 144A sr. sub. notes
                       9 3/8s, 2009                                                                              8,128,125
          1,840,000  Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                            1,996,400
          6,365,000  Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                             4,137,250
          4,590,000  Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                       (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                  2,547,450
          3,630,000  Bestel S.A.de C.V. sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                   2,286,900
          3,630,000  Birch Telecommunications, Inc. sr. notes 14s, 2008                                          3,557,400
          3,230,000  CapsRock Communications Corp. sr. notes Ser. B, 12s, 2008                                   3,165,400
          2,400,000  CapsRock Communications Corp. sr. notes 11 1/2s, 2009                                       2,328,000
          5,620,000  Carrier 1 International S.A. 144A sr. notes 13 1/4s,
                       2009 (Switzerland)                                                                        5,620,000
         13,235,000  Colt Telecommunications Group PLC sr. disc. notes stepped-coupon zero %, (12s, 12/15/01), 2006
                       (United Kingdom) (STP)                                                                   10,819,613
          9,960,000  Covad Communications Group Inc. sr. notes 12 1/2s, 2009                                     9,362,400
          4,910,000  Covad Communications Group, Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13 1/2s, 03/15/03), 2008 (STP)                             2,504,100
         23,755,000  DTI Holdings Inc. sr. disc. notes, stepped-coupon Ser. B,
                       zero % (12 1/2s, 03/01/03), 2008 (STP)                                                    8,314,250
          8,555,000  Econophone, Inc. company guaranty 13 1/2s, 2007                                             8,982,750
          6,830,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                3,824,800
          2,420,000  Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                       (United Kingdom)                                                                          2,456,300
          1,220,000  Exodus Communications, Inc. 144A sr. notes 11 1/4s, 2008                                    1,232,200
         15,300,000  Firstworld Communication Corp. sr. disc. notes
                       stepped-coupon zero % (13, 4/15/03), 2008 (STP)                                           7,803,000
          7,925,000  Focal Communications Corp. sr. disc. notes, stepped-
                       coupon Ser. B, zero % (12 1/8s, 02/15/03), 2008 (STP)                                     4,457,813
         20,435,000  Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008                               20,996,963
          6,165,000  GST Equipment Funding sr. notes 13 1/4s, 2007                                               6,226,650
          5,981,000  GST Telecommunications, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                     4,545,560
         15,760,000  GST Telecommunications, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                                       7,407,200
            210,000  Hermes Europe Railtel 144A sr. notes 11 1/2s,
                       2007 (Netherlands)                                                                          215,250
          2,990,000  Hyperion Telecommunications Corp., Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 (STP)                                  2,511,600
          5,535,000  Hyperion Telecommunications Corp., Inc. sr. notes
                       Ser. B, 12 1/4s, 2004                                                                     5,811,750
          4,420,000  Hyperion Telecommunications Inc. sr. sub. notes 12s, 2007                                   4,442,100
          9,350,000  ICG Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10s, 2/15/03), 2008 (STP)                                                         5,376,250
          5,700,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (13 1/2s, 9/15/00), 2005 (Canada) (STP)                                                   4,959,000
          9,120,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                              5,061,600
          1,470,000  Intelcom Group (USA), Inc. company guaranty
                       stepped-coupon zero % (12 1/2s, 5/1/01), 2006 (STP)                                       1,161,300
          5,855,000  Intermedia Communications, Inc. sr. disc. notes stepped-
                       coupon Ser. B, zero % (11 1/4s, 7/15/02), 2007 (STP)                                      3,922,850
          7,200,000  Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008                                6,192,000
          3,820,000  Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                              3,266,100
         18,000,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 2/15/03), 2008 (STP)                                                     9,000,000
          5,360,000  KMC Telecommunications 144A sr. notes 13 1/2s, 2009                                         5,199,200
         10,745,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon
                       zero %, (11 7/8s, 10/15/02), 2007 (STP)                                                   6,258,963
          4,730,000  Logix Communications Enterprises sr. notes 12 1/4s, 2008                                    3,973,200
          6,090,000  Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                                  5,876,850
             20,000  McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                                         18,600
            890,000  Netia Holdings B.V. 144A company guaranty stepped-
                       coupon zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                       560,700
          1,570,000  Netia Holdings B.V. 144A company guaranty
                       10 1/4s, 2007 (Poland)                                                                    1,381,600
          7,800,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                       7,878,000
          4,575,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                       3,626,740
          5,130,000  Qwest Communications International, Inc. sr. notes
                       Ser. B, 7 1/4s, 2008                                                                      4,967,430
         10,080,000  Rhythms Netconnections, Inc. sr. disc. notes stepped-
                       coupon Ser. B, zero % (13 1/2s, 5/15/03), 2008 (STP)                                      4,939,200
          2,980,000  Telehub Communications Corp. company guaranty stepped-
                       coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                                745,000
          2,580,000  Teligent, Inc. sr. disc. notes stepped-coupon Ser. B,
                       zero % (11 1/2s, 3/1/03), 2008 (STP)                                                      1,354,500
          5,335,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                                      4,881,525
         10,360,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                            10,437,700
          5,510,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                                 5,454,900
         12,270,000  Williams Communications Group Inc. sr. notes 10 7/8s, 2009                                 12,239,325
          6,375,000  WinStar Communications, Inc. sr. sub. notes stepped-
                       coupon zero % (15s, 3/1/02), 2007 (STP)                                                   7,331,250
          2,340,000  WinStar Communications. Inc. sr. sub. notes 11s, 2008                                       2,035,800
            360,000  WinStar Communications, Inc. sr. sub. notes 10s, 2008                                         298,800
          6,440,000  Worldwide Fiber Inc. 144A sr. notes 12s, 2009                                               6,295,100
                                                                                                            --------------
                                                                                                               280,374,707

Telephone Services (1.9%)
--------------------------------------------------------------------------------------------------------------------------
         12,180,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                  10,231,200
         15,180,000  Call-Net Enterprises Inc. sr. disc. notes stepped-coupon
                       zero % (10.8s, 5/15/04), 2009 (Canada) (STP)                                              8,045,400
          3,090,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (9.27s, 8/15/02), 2007 (Canada) (STP)                                              1,823,100
          9,140,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (8.94s, 8/15/03), 2008 (Canada) (STP)                                              4,707,100
          3,820,000  Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                      3,056,000
          3,170,000  Facilicom International sr. notes Ser. B, 10 1/2s, 2008                                     2,694,500
          3,840,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                             3,350,400
          3,343,000  ITC Deltacom, Inc. sr. notes 11s, 2007                                                      3,510,150
          1,230,000  Long Distance International, Inc. sr. notes 12 1/4s, 2008                                     615,000
          2,510,000  OnePoint Communications Corp. company guaranty
                       Ser. B, 14 1/2s, 2008                                                                     1,631,500
          7,210,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                       3,911,425
          5,390,000  Primus Telecommunications Group, Inc. sr. notes
                       Ser. B, 9 7/8s, 2008                                                                      4,743,200
          6,906,000  RSL Communications, Ltd. company guaranty 12 1/4s, 2006                                     6,871,470
          3,430,000  RSL Communications, Ltd. 144A company guaranty
                       10 1/2s, 2008                                                                             3,121,300
          1,545,000  RSL Communications, Ltd. company guaranty 9 1/8s, 2008                                      1,290,075
          1,955,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                                    2,188,720
          1,800,000  Transtel pass through certificates 12 1/2s, 2007                                              882,000
          4,800,000  US Xchange LLC sr. notes 15s, 2008                                                          4,680,000
          3,800,000  Viatel, Inc. sr. disc. notes stepped-coupon zero %
                       1/2s, 4/15/03), 2008 (STP)                                                                2,128,000
         11,660,000  Viatel, Inc. sr. notes 11 1/4s, 2008                                                       10,960,384
                                                                                                            --------------
                                                                                                                80,440,924

Textiles (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          5,570,000  Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                            1,281,100
          1,725,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                       1,634,438
          2,560,000  Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                                   2,400,000
          5,100,000  Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                              4,564,500
                                                                                                            --------------
                                                                                                                 9,880,038

Transportation (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,775,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s,
                       2003 (Greece)                                                                             1,597,500
          2,260,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                               2,169,600
             80,000  Johnstown America Industries, Inc. sr. sub. notes
                       11 3/4s, 2005                                                                                81,600
          5,360,000  Johnstown America Industries, Inc. company guaranty
                       Ser. C, 11 3/4s, 2005                                                                     5,467,200
                                                                                                            --------------
                                                                                                                 9,315,900

Utilities (--%)
--------------------------------------------------------------------------------------------------------------------------
            380,000  Public Service Co. of New Mexico sr. notes Ser. A, 7.1s, 2005                                 376,394

Wireless Communications (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,245,000  American Mobile Satellite Corp. company guaranty
                       12 1/4s, 2008                                                                             1,605,175
         20,412,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 10/1/02), 2007                                                               7,348,320
          3,380,000  Clearnet Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (14 3/4s, 12/15/00), 2005 (STP)                                             3,177,200
          6,505,000  Microcell Telecommunications sr. disc. notes stepped-
                       coupon Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                 5,431,675
          3,680,000  Omnipoint Corp. 144A sr. notes 11 1/2s, 2009                                                3,790,400
          4,250,000  Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                       3,230,000
            900,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                                     270,000
          5,850,000  Sprint Spectrum L.P. sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 8/15/01), 2006 (STP)                                                     5,417,685
          8,690,000  Startec Global Communications Corp. sr. notes 12s, 2008                                     7,212,700
          5,620,000  Telecorp PCS Inc. 144A sr. disc. notes stepped-coupon
                       zero % (11 5/8s, 4/15/04), 2009 (STP)                                                     3,245,550
                                                                                                            --------------
                                                                                                                40,728,705
                                                                                                            --------------
                     Total Corporate Bonds and Notes (cost $2,310,452,541)                                  $2,040,219,482

FOREIGN GOVERNMENT BONDS AND NOTES (15.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
USD    $ 51,500,000  Argentina (Republic of) unsub. 11 3/4s, 2009                                           $   49,697,500
AUD     107,585,000  Australia (Government of) bonds 8 3/4s, 2008                                               81,686,838
USD      12,345,000  Brazil (Government of) bonds 11 5/8s, 2004                                                 11,589,486
CAD      45,085,000  Canada (Government of) bonds Ser. WB60,
                       7 1/4s, 2007                                                                             33,563,209
CAD      86,570,000  Canada (Government of) bonds Ser. WL43,
                       5 3/4s, 2029                                                                             58,685,323
EUR     123,735,000  Germany (Federal Republic of) bonds
                       Ser. 132, 4 1/8s, 2004                                                                  130,563,192
USD       8,500,000  Colombia (Republic of) unsub. 9 3/4s, 2009                                                  7,288,750
USD       3,370,000  Colombia (Republic of) unsub. 8 5/8s, 2008                                                  2,712,850
USD       7,325,000  Russia (Federation of) 144A bonds 12 3/4s, 2028                                             3,451,906
USD      14,275,000  Russia (Federation of) unsub. 10s, 2007                                                     5,995,500
USD      43,960,000  Russia (Federation of) deb. principal loans
                       FRB 6.063s, 2020 (In default) (NON)                                                       4,011,350
SEK     582,800,000  Sweden (Government of) bonds, Ser. 1041,
                       6 3/4s, 2014                                                                             76,513,224
SEK      98,100,000  Sweden (Government of) bonds, Ser. 1035, 6s, 2005                                          12,342,535
GBP      13,975,000  United Kingdom Treasury bonds 10s, 2003                                                    25,902,783
GBP      22,520,000  United Kingdom Treasury bonds Ser. 85, 9 3/4s, 2002                                        40,406,487
GBP      51,295,000  United Kingdom Treasury bonds 8s, 2000                                                     86,547,617
USD      34,220,000  United Mexican States bonds Ser. XW,
                       10 3/8s, 2009                                                                            34,630,640
USD      17,340,000  United Mexican States sr. notes Ser.
                       EMTN, 9 3/4s, 2005                                                                       17,487,390
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $699,576,361)                                                                  $  683,076,580

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (14.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Obligations (3.3%)
--------------------------------------------------------------------------------------------------------------------------
                     Federal Home Loan Mortgage Corporation
        $19,692,615    7 1/2s, with due dates from August 1, 2017 to
                       September 1, 2028                                                                    $   19,778,674
         12,434,077    7s, July 1, 2012                                                                         12,437,932
                     Federal National Mortgage Association
                       Pass-Through Certificates
          7,410,485    7s, with due dates from January 1, 2006 to
                       August 1, 2014                                                                            7,403,521
                     Federal National Mortgage Association
                       Pass-Through Certificates
          1,480,826    6 1/2s, with due dates from September 1, 2010 to
                       July 15, 2013                                                                             1,453,060
            477,607    5 1/2s, August 15, 2014                                                                     449,844
                     Government National Mortgage Association
                       Pass-Through Certificates
         33,691,782    8s, with due dates from May 15, 2024 to
                       December 15, 2027                                                                        34,428,966
         59,117,972    7 1/2s, with due dates from December 15, 2022 to
                       August 15, 2026                                                                          59,414,495
          5,184,378    7s, with due dates from January 15, 2024 to
                       November 15, 2026                                                                         5,107,119
          1,409,283    6 1/2s, with due dates from August 15, 2027 to
                       November 15, 2028                                                                         1,348,833
                                                                                                            --------------
                                                                                                               141,822,444

U.S. Treasury Obligations (11.5%)
--------------------------------------------------------------------------------------------------------------------------
            305,000  U.S. Treasury Bonds 6 1/8s, August 15, 2029 (SEG)                                             308,001
                     U.S. Treasury Notes
         18,355,000    6s, August 15, 2009                                                                      18,504,043
          5,465,000    6s, August 15, 2004                                                                       5,517,956
         25,315,000    5 5/8s, May 15, 2008 (SEG)                                                               24,571,245
        128,200,000    5 1/2s, May 15, 2009                                                                    124,054,012
         16,430,000    5 1/2s, July 31, 2001                                                                    16,388,925
        179,915,000    5 1/4s, May 15, 2004                                                                    175,838,126
         22,765,000    5 1/4s, May 31, 2001                                                                     22,626,361
         22,520,000    4 3/4s, November 15, 2008                                                                20,500,181
         90,850,000    4 1/4s, November 15, 2003                                                                85,711,524
         16,040,000  U.S. Treasury Strip, zero %, November 15, 2019                                              4,546,378
                                                                                                            --------------
                                                                                                               498,566,752
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $648,981,551)                                                                  $  640,389,196

COLLATERALIZED MORTGAGE OBLIGATIONS (9.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                     Commercial Mortgage Acceptance Corp.
        $ 9,470,000    Ser. 97-ML1, Class D, 6.977s, 2030                                                   $    8,916,597
         10,555,000    Ser. 98-C2, Class D, 6.757s, 2009                                                         9,662,773
        188,820,665    Ser. 97-ML1, Interest Only (IO), 0.899s, 2017                                             8,968,982
         11,914,010  Countrywide Home Loan Ser. 98-3, Class A5, 6 3/4s, 2028                                    11,279,217
         16,405,000  Countrywide Mortgage Backed Securities, Inc.
                       Ser. 93-C, Class A8, 6 1/2s, 2024                                                        15,328,668
                     Criimi Mae Commercial Mortgage Trust
         55,935,000    Ser. 98-C1, Class A2, 7s, 2011                                                           48,104,100
         22,420,000    Ser. 98-C1, Class B, 7s, 2011                                                            16,797,484
        124,476,135  Deutsche Mortgage & Asset Receiving Corp.
                       Ser. 98-C1, Class X, IO, 1.243s, 2031                                                     6,826,738
         27,775,031  Fannie Mae Ser. 1993-251, Class Z, 6 1/2s, 2023                                            23,799,729
                     Fannie Mae Strip
         49,963,144    Ser. 281, Class 2, IO, 9s, 2026                                                          12,834,283
         12,684,478    Ser. 217, Class 2, IO, 8s, 2023                                                           3,583,365
                     Fannie Mae Strip
          4,568,340    Ser. 176, Class 2, IO, 8s, 2022                                                           1,290,556
          3,413,627    Ser. 1998-30, Class TH, IO, 6 1/2s, 2012                                                    635,788
              8,982    Ser. 291, Class 1, Principal Only (PO), zero %, 2027                                          6,697
         54,534,652  First Union-Lehman Brothers Commercial
                       Mortgage Co. Ser. 97-C2, IO, 1.916s, 2027                                                 4,094,359
                     Freddie Mac
         20,443,000    Ser. 2182, Class SA, 8.336% 2021                                                         18,314,884
          6,475,000    Ser. 2040, Class PE, 7 1/2s, 2028                                                         6,552,506
          4,625,000    Ser. 1439, Class I, 7 1/2s, 2022                                                          4,611,270
          6,345,872    Ser. 1717, Class L, 6 1/2s, 2024                                                          6,184,994
                     Freddie Mac Strip
          5,166,746    Ser.1208, Class F, PO, 9s, 2022                                                           4,112,407
             15,353    Ser. 1208, Class G, IO, 9s, 2022                                                            383,988
          5,702,214    Ser. 165, Class B, IO, 8s, 2024                                                           1,582,365
         10,832,332    Ser. 147, Class IO, 8s, 2023                                                              3,029,668
          3,353,683    Ser. 137, Class B, IO, 8s, 2022                                                             930,647
          5,255,600    Ser. 144, Class A, IO, 8s, 2022                                                           1,458,429
         20,748,908    Ser. 177, Class PO, 7s, 2026                                                             14,381,587
         67,583,572    Ser. 2089, Class PI, IO, 7s, 2023                                                        12,147,539
          7,780,307    Ser. 2039, Class PI, IO, 6 1/2s, 2012                                                     1,288,613
          4,033,346    Ser. 2100, Class GI, IO, 6 1/2s, 2012                                                       751,211
         10,773,024    Ser. 2103, Class PI, IO, 6 1/2s, 2012                                                     1,919,753
          6,689,197    Ser. 2050, Class PI, IO, 6 1/2s, 2011                                                     1,210,327
         34,110,819    Ser. 1954, Class MG, IO, 6s, 2027                                                        10,329,182
             13,071    Ser. 191, Class PO, zero %, 2028                                                              9,738
         14,252,914    Ser. 195, Class PO, zero %, 2028                                                         10,264,325
          5,024,832  GE Capital Mortgage Services, Inc. Ser. 98-11,
                       Class 2A4, 6 3/4s, 2028                                                                   4,767,309
         11,505,000  General Growth Properties-Ala Moana Ser. 1999-C1,
                       Class E, 7.66s, 2009                                                                     11,505,000
          5,620,000  General Growth Properties-Ivanhoe Ser. 1999,
                       Class C1, .8.666s, 2004                                                                   5,620,000
          4,920,000  General Growth Properties-Ivanhoe Ser. 1999, Class F,
                       7.916s, 2004                                                                              4,920,000
          6,200,000  GMAC Commercial Mortgage Securities Inc. Ser. 98-C2,
                       Class D, 6 1/2s, 2031                                                                     5,520,180
          7,443,000  Government National Mortgage Association Ser. 1997-8,
                       Class PE 7 1/2s, 2027                                                                     7,498,823
          9,595,000  GS Mortgage Securities Corp. II Ser. 98-GLII, Class D,
                       7.191s, 2031                                                                              8,779,425
          5,319,775  Headlands Mortgage Securities, Inc. Ser. 1998-1,
                       Class X2, 6 1/2s, 2028                                                                    1,037,356
                     Merrill Lynch Mortgage Investors, Inc.
          7,476,000    Ser. 1995-C3, Class D, 7.782s, 2025                                                       7,383,718
          4,196,000    Ser. 98-C2, Class D, 6.956s, 2030                                                         3,893,757
         11,695,012    Ser. 98-C2, Class IO, 1.449s, 2030                                                          851,543
         70,411,386    Ser. 96-C2, Class IO, 1.563s, 2028                                                        4,934,298
                     Morgan Stanley Capital I
            610,000    Ser. 96-WF1, Class A2, 7.218s, 2006                                                         616,005
          5,675,000    Ser. 98-XL1, Class E, 7.15s, 2030                                                         5,318,539
        134,301,402    Ser. 98-HF1, Class X, IO, 1.199s, 2018                                                    7,501,992
                     Mortgage Capital Funding, Inc.
         68,243,981    Ser. 97-MC2, Class X, IO, 1.581s, 2012                                                    4,798,405
        307,937,125    Ser. 98-MC1, Class X, IO, 0.86s, 2009                                                    11,862,797
          9,123,489  PNC Mortgage Securities Corp. Ser. 97-6,
                       Class A2, 6.6s, 2027                                                                      9,146,298
          2,938,849  Prudential Home Mortgage Securities Ser. 93-57,
                       Class A4, 5.9s, 2023                                                                      2,920,629
          7,575,555  Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                         7,458,589
                     Structured Asset Security Corp.
          9,339,709    144A 8.712s, 2027                                                                         9,748,321
         15,744,801    Ser. 98-RF2, 8.58s, 2028                                                                 16,389,352
         74,164,463    Ser. 98-RF3, Class IO, 6.1s, June 15, 2028                                               14,703,105
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $454,220,951)                                                                  $  428,768,210

BRADY BONDS (5.4%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    2,110,000  Argentina (Republic of) Ser. L-GL, FRB 6s, 2023                                        $    1,513,925
        121,374,708  Brazil (Republic of) bonds 8s, 2014 (POR)                                                  77,230,726
         17,645,000  Brazil (Republic of) disc. bonds Ser. ZL, FRB 5.875s, 2024                                 11,160,463
          8,000,000  Brazil (Republic of) Ser. L, FRB 5.938s, 2012                                               4,890,400
         10,000,000  Bulgaria (Government of) FRB Ser. A, 6 1/2s, 2024                                           6,875,000
         53,060,000  Bulgaria (Government of) Ser. A, FLIRB 2 3/4s, 2012                                        33,295,150
          8,000,000  United Mexican States Ser. D FRB 6.068s, 2019                                               6,830,000
        103,040,000  United Mexican States Sec. Ser. WB, 6 1/4s, 2019                                           75,734,400
         26,425,000  Venezuela (Government of) deb. Ser. W-A, 6 3/4s, 2020                                      17,408,790
                                                                                                            --------------
                     Total Brady Bonds (cost $256,188,127)                                                  $  234,938,854

PREFERRED STOCKS (3.9%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              1,607  21st Century Telecom Group 144A $13.75 cum. pfd. (PIK)                                 $      803,500
             69,049  AmeriKing, Inc. $3.25 pfd. (PIK)                                                            1,104,784
                  2  Anvil Holdings Ser. B, $3.25 pfd. (PIK)                                                             3
            121,400  California Federal Bancorp Inc. Ser. A, $2.281 pfd.                                         2,913,600
             25,359  Capstar Broadcasting, Inc. 144A $12.00 pfd. (PIK)                                           2,941,644
             31,985  Capstar Communications, Inc. Ser. E, $12.625 cum. pfd. (PIK)                                3,710,260
            130,000  CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                               3,510,000
             99,570  Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                         5,376,780
             33,228  Citadel Broadcasting Inc. 144A $13.25 cum. pfd. (PIK)                                       3,771,378
              3,235  Concentric Network Corp. Ser. B, 13.50% pfd. (PIK)                                          2,976,200
            131,895  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                         14,178,713
            219,600  Diva Systems Corp. Ser. C, $6.00 pfd.                                                         878,400
             10,214  Dobson Communications $13.00 pfd.                                                           9,856,510
              2,350  First Republic 144A 10.50% pfd.                                                             2,350,000
            172,935  Fitzgeralds Gaming $3.75 cum. pfd.                                                            345,870
              3,725  Fresenius Medical Capital Trust I Ser. D, 9.00%
                       company guaranty, pfd. (Germany)                                                          3,659,813
              6,100  Fresenius Medical Capital Trust II $7.875 company
                       guaranty, pfd. (Germany)                                                                  5,627,250
            102,370  Global Crossing Holdings, LTD 144A 10.50% pfd.                                             10,748,850
             11,916  Granite Broadcasting 144A 12.75% pfd. (PIK)                                                11,439,360
              9,795  ICG Holdings, Inc. $14.25 pfd. (Canada)                                                     9,207,300
              9,438  ICG Holdings, Inc., 144A $14.00 pfd. (Canada) (PIK)                                         8,777,340
             10,083  Intermedia Communication Ser. B, 13.50% (PIK)                                               9,074,700
              7,023  IXC Communications, Inc. 12.50% pfd. (PIK)                                                  7,374,150
              4,468  NEXTEL Communications, Inc. Ser. D, 13.00% cum. pfd. (PIK)                                  4,713,740
              1,998  NEXTEL Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                      1,958,040
            204,178  Nextlink Communications, Inc. 144A $7.00 cum. pfd. (PIK)                                   10,106,810
              1,071  Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                         11,566,800
             24,009  Public Service Co. of New Hampshire $2.651 1st mtge. pfd.                                     600,225
              3,000  R& B Falcon Corp. 13.875% pfd.                                                              2,850,000
             16,500  Sinclair Capital $11.625 cum. pfd.                                                          1,654,125
              8,318  Spanish Broadcasting Systems 14.25% cum. pfd. (PIK)                                         8,733,900
              6,080  WinStar Communications, Inc. 144A 14.25% cum. pfd. (PIK)                                    5,107,200
                                                                                                            --------------
                     Total Preferred Stocks (cost $176,896,883)                                             $  167,917,245

ASSET-BACKED SECURITIES (0.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $   12,195,000  Chemical Master Credit Card Trust Ser. 95-2, Class A,
                       6.23s, 2003                                                                          $   12,229,268
         15,250,198  First Plus Ser. 98-A, Class A, 8 1/2s, 2023                                                12,962,668
          4,044,741  Green Tree Recreational Equipment & Cons.
                       Ser. 97-B, Class A1, 6.55s, 2028                                                          4,026,097
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $31,799,869)                                       $   29,218,033

COMMON STOCKS (0.7%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              1,750  AmeriKing, Inc. (NON)                                                                  $       17,500
             59,600  AMFM, Inc. (NON)                                                                            3,628,150
            625,283  Celcaribe (Colombia) (NON)                                                                    234,481
          1,811,364  Celcaribe S.A. 144A (Colombia) (NON)                                                        2,264,205
            252,474  Chesapeake Energy Corp. (NON)                                                                 978,337
            223,713  Fitzgerald Gaming Corp. (NON) (AFF)                                                            55,928
             32,500  French Fragrances Inc. (NON)                                                                  219,375
             40,032  Hedstrom Holdings, Inc. 144A (NON)                                                             40,032
              7,541  IFINT Diversified Holdings 144A (NON)                                                          15,082
              8,280  Lady Luck Gaming Corp. (NON)                                                                   66,239
                844  Mothers Work, Inc. (NON)                                                                        6,647
             50,761  NEXTEL Communications, Inc. Class A (NON)                                                   3,442,230
                900  Paging Do Brazil Holdings Co., LLC 144A Class B, (Brazil) (NON)                                     9
              1,942  Premium Holdings (L.P.) 144A (NON)                                                              7,768
            979,968  PSF Holdings LLC Class A (NON) (AFF)                                                       12,249,600
              1,477  Spanish Broadcasting System, Inc. (NON)                                                       959,790
             51,205  Viatel, Inc. (NON)                                                                          1,513,743
             62,769  WinStar Communications. Inc. (NON)                                                          2,451,920
                                                                                                            --------------
                     Total Common Stocks (cost $45,081,618)                                                 $   28,151,036

CONVERTIBLE BONDS AND NOTES (0.5%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    4,200,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                         $    4,116,000
         12,250,000  Cybernet Internet Service 144A cv. sr. disc. notes
                       stepped-coupon zero % (13s, 8/15/04), 2009 (STP)                                          6,768,125
            425,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                                247,563
          2,782,000  GST Telecommunications, Inc. cv. sr. disc. notes stepped-
                       coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                             3,338,400
          3,660,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                                2,831,925
          2,310,000  Integrated Device Technology, Inc. cv. sub. notes
                       5 1/2s, 2002                                                                              2,180,062
                                                                                                            --------------
                     Total Convertible Bonds and Notes
                       (cost $17,205,792)                                                                   $   19,482,075

WARRANTS (0.4%) (a) (NON)                                                                       EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
              2,695  American Mobile Satellite Corp.                                            4/1/08      $      107,800
              3,630  Bestel S.A. de C. V. (Mexico)                                              5/15/05            108,900
              3,630  Birch Telecommunications, Inc. 144A (PIK)                                  6/15/08            199,650
              5,620  Carrier International 144A                                                 2/19/09            112,400
             28,657  Cellnet Data Systems, Inc.                                                 10/1/07            716,425
            130,000  CGA Group Ltd. 144A                                                        2/11/07              1,300
              4,390  Club Regina, Inc. 144A                                                     12/1/04              4,390
             15,295  Colt Telecommunications Group PLC
                       (United Kingdom)                                                         12/31/06         5,812,100
             12,400  Comunicacion Cellular 144A (Colombia)                                      11/15/03           669,600
             51,502  Conscel 144A (Ecuador)                                                     10/1/00              5,150
              4,650  Diva Systems Corp.                                                         5/15/06            837,000
             45,984  Diva Systems Corp.                                                         3/1/08             367,872
            111,775  DTI Holdings Inc.                                                          3/1/08               1,118
                 70  E. Spire Communications, Inc.                                              11/1/05                700
             10,155  Econophone, Inc. 144A                                                      7/1/07             964,725
              4,320  Epic Resorts                                                               6/15/05                 43
              3,200  Esat Holdings, Inc. (Ireland)                                              2/1/07             224,000
             15,550  Firstworld Communication                                                   4/15/08          1,088,500
              5,350  Globalstar Telecommunications                                              2/15/04            385,200
             11,465  Hyperion Telecommunications 144A                                           4/15/01          1,433,125
             65,538  ICG Communications                                                         10/15/05         1,179,684
              6,030  Interact Systems, Inc.                                                     8/1/03                  60
              8,050  Intermedia Communications                                                  6/1/00             726,513
              2,780  International Wireless Communications
                       Holdings 144A                                                            8/15/01                  3
              6,500  Iridium World Com 144A                                                     7/15/05                 65
              9,460  KMC Telecom Holdings, Inc.                                                 4/15/08             28,380
              8,835  Knology Holdings, Inc. 144A                                                10/15/07            22,088
              1,170  Long Distance International, Inc. 144A                                     4/13/08              2,340
             14,715  McCaw International Ltd.                                                   4/15/07             62,539
              4,350  Mediq Inc. 144A                                                            6/1/09                  44
              1,550  Metronet Communications 144A                                               8/15/07            130,200
              1,390  MGC Communications, Inc. 144A                                              10/1/04            124,405
              2,510  OnePoint Communications, Corp.                                             6/1/08               2,510
              4,250  Orbital Imaging Corp. 144A                                                 3/1/05              85,000
              8,485  Orion Network Systems                                                      1/15/07             97,578
             13,800  Pagemart, Inc. 144A                                                        12/31/03           103,500
              6,810  Pathnet, Inc. 144A                                                         4/15/08             68,100
              7,360  Paxson Communications Corp. 144A                                           6/30/03             29,440
             28,800  Powertel, Inc.                                                             2/1/06             129,600
              2,890  R& B Falcon Corp. 144A                                                     5/1/09             722,500
              8,690  Startec Global Communications Corp.                                        5/15/08              8,690
              2,160  Sterling Chemicals Holdings                                                8/15/08             25,920
              2,980  Telehub Communications Corp.                                               7/31/05             29,800
             14,235  UIH Australia/Pacific, Inc. 144A                                           5/15/06            427,050
              5,510  Versatel Telecom B.V. 144A (Netherlands)                                   5/15/08            881,600
              6,375  Wireless One, Inc.                                                         10/19/00                 6
              1,001  Wright Medical Technology, Inc. 144A                                       6/30/03                 10
                                                                                                            --------------
                     Total Warrants (cost $7,817,810)                                                       $   17,927,623

CONVERTIBLE PREFERRED STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             16,110  Chesapeake Energy Corp. $3.50 cum. cv. pfd.                                            $      495,383
            137,070  Global Telesystems, Inc. 144A $3.625 cv. pfd.                                               5,568,469
                251  Paxson Communications Corp. 144A $9.75 cv. pfd. (PIK)                                       2,811,200
              4,586  XCL Ltd 144A Ser. A, 9.50% cv. cum. pfd.                                                       13,757
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $10,687,432)                                  $    8,888,809

UNITS (0.2%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
              2,960  Australis Media, Ltd. units stepped-coupon 1zero %,
                       (15 3/4s, 5/15/00), 2003 (In Default) (Australia) (STP) (NON)                        $          296
              3,710  Cybernet 144A unit 14s, 2009                                                                3,654,350
              6,600  Pegasus Shipping 144A units company guaranty
                       stepped-coupon zero % (14 1/2s. 6/20/03), 2008
                       (Bermuda) (STP)                                                                             660,000
              2,740  Stone Container Corp. units sr. sub. 12 1/4s, 2002 (STP)                                    2,753,700
              3,945  XCL Ltd. units sr. sec. notes 13 1/2s, 2004 (In default) (NON)                              1,380,750
             23,198  XCL Ltd. 144A units cum. pfd. zero % 2006 (PIK)                                                69,599
                                                                                                            --------------
                     Total Units (cost $19,103,121)                                                         $    8,518,695

SHORT-TERM INVESTMENTS (2.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $   46,000,000  Rabobank USA Financial Corp. effective yield of 5.6%,
                       October 1, 1999 (Netherlands)                                                        $   45,992,844
         67,589,000  Interest in $750,000,000 joint tri-party repurchase agreement dated September 30, 1999 with Goldman
                       Sachs & Co. due October 1, 1999 with respect to
                       various U.S. Treasury obligations -- maturity value of
                       $67,598,932 for an effective yield of 5.29%                                              67,589,000
                                                                                                            --------------
                     Total Short-Term Investments (cost $113,581,844)                                       $  113,581,844
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $4,791,593,900) (b)                                            $4,421,077,682
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,319,086,713.

  (b) The aggregate identified cost on a tax basis is $4,796,566,301, resulting in gross unrealized appreciation and depreciation of $52,552,722 and $428,041,341, respectively, or net unrealized depreciation of $375,488,619.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(POR) A portion of the income will be received in additional securities.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at
      September 30, 1999, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 1999: (as percentage of Market Value)

          Argentina     1.2%     Mexico             3.9%
          Australia     1.9      Sweden             2.0
          Brazil        2.6      United Kingdom     4.5
          Canada        3.9      United States     72.1
          Germany       3.2      Others             4.7
                                                  -----
                                 Total            100.0%


-------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 1999
(aggregate face value $330,519,642)
                            Market   Aggregate Face      Delivery   Unrealized
                            Value        Value             Date    Appreciation
-------------------------------------------------------------------------------
Danish Krone           $ 17,064,703  $ 16,976,201         2/3/00   $   88,502
Euro Dollars            103,918,035   103,287,625         2/3/00      630,410
Japanese Yen            214,687,878   210,255,816         2/3/00    4,432,062
-------------------------------------------------------------------------------
                                                                   $5,150,974
-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 1999
(aggregate face value $390,624,255)
                                                                    Unrealized
                            Market   Aggregate Face      Delivery  Appreciation/
                             Value       Value             Date   (Depreciation)
-------------------------------------------------------------------------------
Australian Dollars     $ 43,315,073  $ 43,458,407         2/3/00  $   143,334
British Pounds           26,086,453    25,653,768         2/3/00     (432,685)
Canadian Dollars         96,577,953    94,803,358         2/3/00   (1,774,595)
Euro Dollars             52,942,671    51,989,050         2/3/00     (953,621)
Japanese Yen            178,585,720   174,719,672         2/3/00   (3,866,048)
-------------------------------------------------------------------------------
                                                                  $(6,883,615)
-------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1999
                                                                    Unrealized
                                     Aggregate Face     Expiration Appreciation/
                        Total Value      Value             Date   (Depreciation)
-------------------------------------------------------------------------------
Bank Acceptance
(Short)                $125,020,865  $124,699,455         Dec-99    $(321,410)
Euro Euribor (Short)     62,395,470    62,458,231         Dec-00       62,761
Euro Euribor (Short)     10,336,099    10,339,209         Dec-99        3,110
Euro Euribor (Short)    186,014,226   185,974,320         Jun-00      (39,906)
Euro Euribor (Short)      9,176,092     9,186,452         Jun-01       10,360
Euro Euribor (Short)     11,094,085    11,091,458         Mar-00       (2,627)
Euro Euribor (Short)      9,449,259     9,475,815         Mar-01       26,556
Euro Euribor (Short)     10,007,930    10,031,154         Sep-00       23,224
Euroyen (Long)          114,517,027   114,468,354         Jun-00       48,673
Euroyen (Long)           76,323,789    76,306,667         Mar-00       17,122
Euroyen (Short)         190,525,365   190,465,166         Sep-00      (60,199)
GBP Libor (Long)        175,171,544   174,964,959         Jun-00      206,585
GBP Libor (Long)         52,212,912    52,119,707         Dec-00       93,205
Euro Dollars (Long)      60,420,700    60,309,933         Jun-00      110,767
Euro Dollars (Long)      60,523,500    60,441,646         Mar-00       81,854
Euro-Schatz (Long)       42,147,512    42,202,728         Dec-99      (55,216)
U. S. Treasury Bond
20 year (Long)          109,038,188   109,721,309         Dec-99     (683,121)
-------------------------------------------------------------------------------
                                                                    $(478,262)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $4,791,593,900) (Note 1)    $4,421,077,682
-----------------------------------------------------------------------------------------------
Foreign currency (cost $1,715,505)                                                    1,740,839
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            89,515,794
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               14,287,981
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       17,730,279
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                        5,294,308
-----------------------------------------------------------------------------------------------
Total assets                                                                      4,549,646,883

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                     19,148,073
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                            128,689
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                    68,552
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    182,993,567
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            9,473,132
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          5,969,146
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              340,444
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           143,230
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              8,259
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                3,695,132
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                           7,026,949
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                         1,345,029
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  219,968
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   230,560,170
-----------------------------------------------------------------------------------------------
Net assets                                                                       $4,319,086,713

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $4,996,568,558
-----------------------------------------------------------------------------------------------
Distribution in excess of net investment income (Note 1)                                (99,104)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                             (304,965,046)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                       (372,417,695)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $4,319,086,713

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,506,531,982 divided by 139,916,029 shares)                                           $10.77
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $10.77)*                                  $11.31
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,722,283,630 divided by 160,700,567 shares)**                                         $10.72
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class C share
($6,301,435 divided by 586,339 shares)**                                                 $10.75
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,066,820,780 divided by 99,452,619 shares)                                            $10.73
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $10.73)*                                  $11.09
-----------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class Y share
($17,148,886 divided by 1,591,259 shares)                                                $10.78
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest income                                                                   $ 405,126,883
-----------------------------------------------------------------------------------------------
Dividends (Net of foreign tax of $311,496)                                           17,872,911
-----------------------------------------------------------------------------------------------
Total investment income                                                             422,999,794

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     25,340,329
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        5,824,823
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        92,560
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         33,213
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 4,321,184
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                19,737,395
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                    24,788
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 4,988,648
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 165,668
-----------------------------------------------------------------------------------------------
Registration fees                                                                        59,503
-----------------------------------------------------------------------------------------------
Auditing                                                                                 89,556
-----------------------------------------------------------------------------------------------
Legal                                                                                   139,276
-----------------------------------------------------------------------------------------------
Postage                                                                                 459,090
-----------------------------------------------------------------------------------------------
Other                                                                                   444,427
-----------------------------------------------------------------------------------------------
Total expenses                                                                       61,720,460
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (942,523)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         60,777,937
-----------------------------------------------------------------------------------------------
Net investment income                                                               362,221,857
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (183,322,877)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (31,573,041)
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          18,755,609
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                    8,172,246
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
and TBA sale commitments during the year                                           (174,241,244)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (362,209,307)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $     12,550
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                             $ 362,221,857   $ 402,914,655
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                                      (196,140,309)   (153,894,588)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                       (166,068,998)   (360,035,273)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                                12,550    (111,015,206)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                        (138,363,215)   (114,992,046)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                        (143,702,788)   (113,025,405)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                            (190,341)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                         (78,578,491)    (53,202,027)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                          (1,387,021)     (1,263,192)
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                          (2,769,429)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (2,876,304)             --
---------------------------------------------------------------------------------------------------------------
    Class C                                                                              (3,810)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (1,572,799)             --
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                             (27,762)             --
---------------------------------------------------------------------------------------------------------------
  From net realized gain
    Class A                                                                                  --     (26,647,112)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --     (29,842,995)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                                  --              --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --      (8,746,851)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                                  --        (238,299)
---------------------------------------------------------------------------------------------------------------
  From return of capital
    Class A                                                                            (857,766)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (890,868)             --
---------------------------------------------------------------------------------------------------------------
    Class C                                                                              (1,180)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (487,138)             --
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                              (8,599)             --
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                       (433,837,511)    579,106,761
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (805,542,472)    120,133,628

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 5,124,629,185   5,004,495,557
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $99,104 and
$18,502,646, respectively)                                                       $4,319,086,713  $5,124,629,185
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                       Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $11.66           $12.70           $12.29           $11.99           $11.64
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .91(c)           .99(c)           .89(c)           .89              .95
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.87)           (1.17)             .39              .30              .36
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .04             (.18)            1.28             1.19             1.31
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.91)            (.70)            (.87)            (.89)            (.80)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.01)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --             (.16)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.01)              --               --               --             (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.93)            (.86)            (.87)            (.89)            (.96)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $10.77           $11.66           $12.70           $12.29           $11.99
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               0.31            (1.67)           10.86            10.35            11.89
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,506,532       $1,911,024       $2,104,971       $1,845,901       $1,597,034
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .94              .97              .99             1.02             1.01
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            8.04             7.88             7.17             7.32             8.22
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             142.29           188.75           250.93           304.39           235.88
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $11.61           $12.65           $12.24           $11.95           $11.61
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .82(c)           .89(c)           .79(c)           .80              .88
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.87)           (1.17)             .40              .29              .33
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.05)            (.28)            1.19             1.09             1.21
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.82)            (.60)            (.78)            (.80)            (.72)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.01)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.16)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.01)              --               --               --             (.15)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.84)            (.76)            (.78)            (.80)            (.87)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $10.72           $11.61           $12.65           $12.24           $11.95
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              (0.47)           (2.42)           10.08             9.47            11.01
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,722,284       $2,174,770       $2,366,410       $2,135,148       $1,795,456
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.69             1.72             1.74             1.77             1.76
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            7.29             7.13             6.42             6.57             7.46
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             142.29           188.75           250.93           304.39           235.88
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                         February 1, 1999+
operating performance                                                                                               to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $11.51
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     .59(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.75)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.16)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.59)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                        (.01)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                                                     --(d)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $10.75
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  (1.40)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $6,301
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                1.12*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                5.00*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                 142.29
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          Dec. 1, 1994+
operating performance                                               Year ended September 30                         to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $11.62           $12.67           $12.27           $11.97           $11.34
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .87(c)           .96(c)           .82(c)           .86              .78
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.86)           (1.18)             .43              .31              .63
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .01             (.22)            1.25             1.17             1.41
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.87)            (.67)            (.85)            (.87)            (.65)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.02)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --             (.16)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.01)              --               --               --             (.13)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.90)            (.83)            (.85)            (.87)            (.78)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $10.73           $11.62           $12.67           $12.27           $11.97
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               0.09            (1.97)           10.59            10.12            12.90*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,066,821       $1,019,477         $513,351          $46,327          $14,751
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.19             1.22             1.24             1.28             1.07*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            7.81             7.69             6.88             7.09             6.30*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             142.29           188.75           250.93           304.39           235.88
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           July 1, 1996+
operating performance                                                         Year ended September 30                to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $11.66           $12.70           $12.29           $12.07
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .93(c)          1.03(c)           .93(c)           .24
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            (.86)           (1.18)             .38              .20
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .07             (.15)            1.31              .44
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.93)            (.73)            (.90)            (.22)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                     (.01)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --             (.16)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                (.01)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.95)            (.89)            (.90)            (.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $10.78           $11.66           $12.70           $12.29
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                0.63            (1.40)           11.14             3.70*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $17,149          $19,358          $19,763           $2,662
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .69              .72              .74              .19*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             8.27             8.15             7.29             1.95*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              142.29           188.75           250.93           304.39
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.



Notes to financial statements
September 30, 1999

Note 1
Significant accounting policies

Putnam Diversified Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class C shares on February 1, 1999. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Market quotations are not considered to be readily available for long term corporate bonds and notes; such investments are stated at fair market value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers, which determine valuations for normal, institutional-size trading units of such securities using methods based on market translations for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments including restricted securities are stated at fair market value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 1999, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 1999, the fund had a capital loss carryover of approximately $93,983,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover           Expiration
--------------           ------------------
   $22,379,000           September 30, 2006
    71,604,000           September 30, 2007

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, defaulted bond interest, paydown gains and losses on mortgage-backed securities, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1999, the fund reclassified $25,653,645 to decrease distributions in excess of net investment income and $2,980,273 to decrease paid-in-capital, with an increase to accumulated net realized losses of $22,673,372. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended September 30, 1999, fund expenses were reduced by $942,523 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $3,200 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended September 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $354,564 and $1,856,305 from the sale of class A and class M shares, respectively and received $4,341,079 and $2,750 in contingent deferred sales charges from redemptions of class B and C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $41,835 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 1999, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $4,293,825,664 and $4,707,564,184, respectively. Purchases and sales of U.S. government obligations aggregated $2,220,256,841 and $1,988,985,936,respectively.

Note 4
Capital shares

At September 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     23,185,937      $ 262,223,067
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions:                                   8,899,020         99,795,354
-----------------------------------------------------------------------------
                                                32,084,957        362,018,421

Shares
repurchased                                    (56,040,869)      (631,115,193)
-----------------------------------------------------------------------------
Net decrease                                   (23,955,912)     $(269,096,772)
-----------------------------------------------------------------------------

                                                Year ended September 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     36,293,097      $ 453,137,516
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions:                                   7,882,014         98,183,326
-----------------------------------------------------------------------------
                                                44,175,111        551,320,842

Shares
repurchased                                    (46,064,113)      (574,132,635)
-----------------------------------------------------------------------------
Net decrease                                    (1,889,002)     $ (22,811,793)
-----------------------------------------------------------------------------

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     20,095,147      $ 226,033,109
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,832,582         98,618,613
-----------------------------------------------------------------------------
                                                28,927,729        324,651,722

Shares
repurchased                                    (55,520,167)      (621,977,692)
-----------------------------------------------------------------------------
Net decrease                                   (26,592,438)     $(297,325,970)
-----------------------------------------------------------------------------

                                                Year ended September 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     37,418,693      $ 466,071,389
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,604,144         94,361,790
-----------------------------------------------------------------------------
                                                45,022,837        560,433,179

Shares
repurchased                                    (44,854,315)      (557,097,611)
-----------------------------------------------------------------------------
Net increase                                       168,522      $   3,335,568
-----------------------------------------------------------------------------

                                              For the period February 1, 1999
                                                 (commencement of operations)
                                                        to September 30, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        698,506        $ 7,813,038
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       12,323            135,025
-----------------------------------------------------------------------------
                                                   710,829          7,948,063

Shares
repurchased                                       (124,490)        (1,372,987)
-----------------------------------------------------------------------------
Net increase                                       586,339        $ 6,575,076
-----------------------------------------------------------------------------

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     65,331,032      $ 734,046,798
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      415,621          4,642,718
-----------------------------------------------------------------------------
                                                65,746,653        738,689,516

Shares
repurchased                                    (53,993,131)      (611,857,677)
-----------------------------------------------------------------------------
Net increase                                    11,753,522      $ 126,831,839
-----------------------------------------------------------------------------

                                                Year ended September 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     82,461,493     $1,026,199,238
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      349,509          4,341,133
-----------------------------------------------------------------------------
                                                82,811,002      1,030,540,371

Shares
repurchased                                    (35,639,555)      (433,252,902)
-----------------------------------------------------------------------------
Net increase                                    47,171,447     $  597,287,469
-----------------------------------------------------------------------------

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        684,770        $ 7,737,679
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      124,669          1,414,783
-----------------------------------------------------------------------------
                                                   809,439          9,152,462

Shares
repurchased                                       (877,835)        (9,974,146)
-----------------------------------------------------------------------------
Net decrease                                       (68,396)       $  (821,684)
-----------------------------------------------------------------------------

                                                Year ended September 30, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        828,036       $ 10,404,282
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      120,519          1,501,491
-----------------------------------------------------------------------------
                                                   948,555         11,905,773

Shares
repurchased                                       (845,466)       (10,610,256)
-----------------------------------------------------------------------------
Net increase                                       103,089       $  1,295,517
-----------------------------------------------------------------------------




Note 5
Transactions with Affiliated Companies

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                                                  Purchase              Sales          Dividend            Market
Affiliates                                            cost               cost           Income             Value
-------------------------------------------------------------------------------------------------------------------
Name of affiliate
-------------------------------------------------------------------------------------------------------------------
Fitzgeralds Gaming                                $110,600              $ --            $ --           $    55,928
PSF Holdings L.L.C. CLA                                 --                --              --            12,249,600
-------------------------------------------------------------------------------------------------------------------
  Totals                                          $110,600              $ --            $ --           $12,305,528
-------------------------------------------------------------------------------------------------------------------




Federal tax information
(Unaudited)

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.

For the year ended September 30, 1999, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 4.84% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Edward H. D'Alelio
Vice President

Stephen Oristaglio
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

Jeffrey A. Kaufman
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

David L. Waldman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN028-56151 075/387/803/2BC 11/99



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Diversified Income Trust
Supplement to Annual Report dated 9/30/99

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, class B, class C, and class M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return
for periods ended 9/30/99                    NAV

1 year                                      0.63%
5 years                                    36.25
Annual average                              6.38
10 years                                  122.35
Annual average                              8.32
Life of fund
(since class A inception, 10/3/88)        136.40
Annual average                              8.14

Share value:                                 NAV

9/30/98                                   $11.66
9/30/99                                   $10.78
----------------------------------------------------------------------------

                                                     Return of
Distributions:    No.    Income    Capital gains      capital         Total
                  12     $0.9482         --           $0.0058        $0.9540
----------------------------------------------------------------------------
Please note that past performance does not indicate future results.
Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.